       Goldman

          Sachs Variable Insurance Trust


-------------------------------------------------------------------------------
GOLDMAN SACHS ASSET MANAGEMENT ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK,
NEW YORK 10004
-------------------------------------------------------------------------------


        Annual Report                                   [LOGO OF GOLDMAN SACHS
        December 31, 1998                                    APPEARS HERE]

                   GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND Shareholder Letter
 Dear Shareholders,
 The following is a report on the performance of the Goldman Sachs Variable Insurance Trust Growth and Income Fund. This annual report covers the period from January 12, 1998, when the Fund began operations, through December 31, 1998.

                   Performance Review

                   From January 12, 1998 through December 31, 1998, the Fund generated a 5.47% aggregate total return. Over the same time period, the Fund's benchmark, the Standard & Poor's (S&P) 500 Index (with dividends reinvested), generated an aggregate total return of 34.44%.

                   The Fund's underperformance over the review period is vari-ously attributable to the underperformance of value stocks versus growth stocks--and the broader market--over the year, and the Fund's lack of exposure to the narrow leader-ship of the market. With regard to the latter, performance was, on a relative basis, hurt by what the Fund did not own, as the market's continued rapid ascent was led mainly by large cap growth stocks and, in particular, high price- /earnings and price/book value technology stocks.

                   Investment Strategy Update

                   During the period, we took steps to improve the Fund's level of diversification and liquidity by increasing the number of holdings in the Fund's portfolio and its concen-tration in the large-cap market segment (companies whose capitalizations are greater than $5 billion), and by reduc-ing the Fund's sector concentrations.

                   Investment Objective

                   The Fund seeks long-term capital growth and growth of in-come primarily through investments in equity securities of companies selling at a discount to their long-term earning and/or dividend-paying ability.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Shareholder Letter

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1998*

                                                                  Percentage of
              Company                     Line of Business         Net Assets
              -------                     ----------------        -------------
              Philip Morris Co., Inc.     Tobacco                      3.1%
              Aetna, Inc.                 Healthcare Management        2.6
              Loews Corp.                 Insurance Services           2.4
              First Union Corp.           Banks                        2.4
              Bank One Corp.              Banks                        2.3
              BankAmerica Corp.           Banks                        2.2
              General Motors Corp.        Auto/Vehicle                 2.0
              Elf Aquitaine ADR           Integrated Oil               2.0
              Royal Dutch Petroleum Co.   Integrated Oil               1.9
              Atlantic Richfield Co.      Integrated Oil               1.9

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   We believe that the steps we've taken to improve the Fund's level of diversification and liquidity has the potential to provide returns more in line with our peer group and the S&P 500 Index going forward. As we reposition the portfo-lio, we will maintain our value bias and hope to continue to add value through stock selection and fundamental re-search. Our portfolio continues to sell at a discounted valuation relative to the S&P 500 Index.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Value Portfolio Management Team

                   January 29, 1999

                   GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Performance Summary

December 31, 1998

 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made on January 12, 1998 (commencement of operations). For compara-tive purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data repre-sents past performance and should not be considered indicative of future per-formance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Growth and Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested January 12, 1998 to December 31, 1998

   [GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND'S LIFETIME
                        PERFORMANCE GRAPH APPEARS HERE]
                           NAV            Benchmark
                           ---            ---------
         1/12/98          10,000           10,000
           01/98          10,550           10,572
           02/98          11,481           11,334
           03/98          11,810           11,915
           04/98          11,720           12,035
           05/98          11,451           11,828
           06/98          11,391           12,308
           07/98          10,801           12,176
           08/98           9,251           10,416
           09/98           9,831           11,083
           10/98          10,261           11,984
           11/98          10,491           12,711
           12/98          10,547           13,444


                                                             Since Inception
  Aggregate Total Return through December 31, 1998(a)

  Growth and Income Fund (commenced January 12, 1998)                  5.47%
 ---------------------------------------------------------------------------

 (a) Represents aggregate total return since the Fund has not been in operation for a full 12 months.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Statement of Investments
December 31, 1998

   Shares  Description                                   Value

  Common Stocks - 94.0%
  Aerospace/Defense - 5.9%
     2,500 Boeing Co.                               $   81,563
     4,600 General Motors Corp. Class H (Hughes)       182,563
     1,100 Honeywell Inc                                82,844
     2,600 Lockheed Martin Corp.                       220,350
     4,900 Raytheon Co. *                              253,269
                                                    ----------
                                                       820,589
 -------------------------------------------------------------
  Auto Suppliers - 2.4%
     1,300 Federal-Mogul Corp.                          77,350
     3,100 Lucasvarity PLC-ADR                         103,850
     2,400 Magna International, Inc.                   148,800
                                                    ----------
                                                       330,000
 -------------------------------------------------------------
  Auto/Vehicle - 3.6%
     1,400 Ford Motor Co.                               82,162
     3,800 General Motors Corp.                        271,937
     6,000 Volvo Aktiebolaget ADR B                    139,875
                                                    ----------
                                                       493,974
 -------------------------------------------------------------
  Banks - 9.0%
     5,100 BankAmerica Corp.                           306,637
     6,300 Bank One Corp.                              321,694
     3,000 Chase Manhattan Corp.                       204,187
     5,400 First Union Corp.                           328,387
     2,100 Wells Fargo & Co.                            83,869
                                                    ----------
                                                     1,244,774
 -------------------------------------------------------------
  Broadcast Media - 0.6%
     1,900 Mediaone Group, Inc.                         89,300
 -------------------------------------------------------------
  Chemical Products - 1.1%
     1,500 Du Pont (E.I.) de Nemours & Co.              79,594
     1,100 Minnesota Mining and Manufacturing Co.       78,238
                                                    ----------
                                                       157,832
 -------------------------------------------------------------
  Construction/Environmental Services - 2.1%
     6,600 Browning-Ferris Industries, Inc.            187,687
     2,200 Waste Management, Inc.                      102,575
                                                    ----------
                                                       290,262
 -------------------------------------------------------------
  Consumer Staples - 0.6%
     1,800 Corning, Inc.                                81,000
 -------------------------------------------------------------
  Department Stores - 3.5%
     3,000 Dayton Hudson Corp.                         162,750
     3,100 Federated Department Stores, Inc.*          135,044
     4,400 Sears Roebuck & Co.                         187,000
                                                    ----------
                                                       484,794
 -------------------------------------------------------------
  Electronics & Other Electrical Equipment - 0.5%
     1,000 Philips Electronics NV                       67,688
 -------------------------------------------------------------
  Energy Refining & Marketing - 1.1%
     3,400 Tosco Corp.                                  87,975
     2,000 USX-Marathon Group, Inc.                     60,250
                                                    ----------
                                                       148,225
 -------------------------------------------------------------

   Shares  Description                                    Value

  Common Stocks - (continued)
  Enterprise Systems - 1.8%
     1,200 Hewlett-Packard Co.                       $   81,975
       500 International Business Machines, Inc.         92,375
       600 Xerox Corp.                                   70,800
                                                     ----------
                                                        245,150
 --------------------------------------------------------------
  Entertainment & Leisure - 2.4%
     9,600 Hilton Hotels Corp.                          183,600
     9,900 Mirage Resorts, Inc.*                        147,881
                                                     ----------
                                                        331,481
 --------------------------------------------------------------
  Food & Beverages - 3.2%
    10,900 Archer Daniels Midland Co.                   187,344
     2,700 Conagra, Inc.                                 85,050
     2,600 Ralston Purina Co.                            84,175
     1,000 Unilever NV                                   82,938
                                                     ----------
                                                        439,507
 --------------------------------------------------------------
  Forest Products - 1.1%
     2,500 Georgia-Pacific Corp.                        146,406
 --------------------------------------------------------------
  Health Suppliers/Services - 1.2%
     1,300 Baxter International, Inc.                    83,606
     1,000 Johnson & Johnson                             83,875
                                                     ----------
                                                        167,481
 --------------------------------------------------------------
  Healthcare Management - 5.6%
     4,500 Aetna, Inc.                                  353,812
     6,600 Columbia/HCA Healthcare Corp.                163,350
     9,600 Tenet Healthcare Corp.*                      252,000
                                                     ----------
                                                        769,162
 --------------------------------------------------------------
  Insurance Life - 1.4%
     2,500 Cigna Corp.                                  193,281
 --------------------------------------------------------------
  Insurance Property and Casualty - 2.8%
     4,300 Allstate Corp.                               166,087
     4,000 Hartford Financial Services Group, Inc.      219,500
                                                     ----------
                                                        385,587
 --------------------------------------------------------------
  Insurance Services - 3.5%
     3,400 Loews Corp.                                  334,050
     3,700 Provident Companies, Inc.                    153,550
                                                     ----------
                                                        487,600
 --------------------------------------------------------------
  Integrated Oil - 7.4%
     4,100 Atlantic Richfield Co.                       267,525
     4,800 Elf Aquitaine ADR                            271,800
     1,100 Exxon Corp.                                   80,437
     4,200 Occidental Petroleum Corp.                    70,875
     5,600 Royal Dutch Petroleum Co.                    268,100
     1,200 Texaco, Inc.                                  63,450
                                                     ----------
                                                      1,022,187
 --------------------------------------------------------------
  Logistics/Rail - 0.5%
     1,900 Burlington Northern Santa Fe                  64,125
 --------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND Statement of Investments
December 31, 1998

   Shares  Description                                 Value

  Common Stocks - (continued)
  Media & Communications - 3.5%
       700 Alltel Corporation                     $   41,869
     2,800 CBS, Inc.                                  91,700
     1,200 Gannett Co.                                77,400
     4,800 New York Times Co.                        166,500
     1,700 U.S. West, Inc.                           109,863
                                                  ----------
                                                     487,332
 -----------------------------------------------------------
  Nonferrous Metals - 0.6%
     1,100 Aluminum Company of America*               82,019
 -----------------------------------------------------------
  Oil & Gas Services - 1.6%
     4,700 Halliburton Co.                           139,238
     3,300 Transocean Offshore, Inc.                  88,481
                                                  ----------
                                                     227,719
 -----------------------------------------------------------
  Packaging - 1.0%
     4,300 Crown Cork & Seal, Inc.                   132,494
 -----------------------------------------------------------
  Personal Computers and Peripherals - 0.5%
     1,800 Compaq Computer Corp.                      75,487
 -----------------------------------------------------------
  Pharmaceuticals - 1.5%
     2,100 American Home Products Corp.              118,256
     1,500 Pharmacia & Upjohn, Inc.                   84,938
                                                  ----------
                                                     203,194
 -----------------------------------------------------------
  Publishing - 1.0%
     4,300 Dun & Bradstreet Corp.                    135,719
 -----------------------------------------------------------
  Recreational Products - 1.1%
     4,100 Hasbro, Inc.                              148,113
 -----------------------------------------------------------
  Semiconductors - 0.6%
       700 Intel Corp.                                82,994
 -----------------------------------------------------------
  Software & Services - 1.8%
     7,900 First Data Corp.                          250,331
 -----------------------------------------------------------
  Specialty Finance & Agencies - 1.1%
     4,800 C.I.T. Group, Inc.                        152,700
 -----------------------------------------------------------
  Specialty Retail - 1.7%
     3,000 TJX Companies, Inc.                        87,000
     9,000 Toys R US, Inc.*                          151,875
                                                  ----------
                                                     238,875
 -----------------------------------------------------------
  Telecommunications - 6.1%
     3,500 AT&T Corp.                                263,375
     5,800 BCE, Inc.                                 220,037
     1,600 Bellsouth Corp.                            79,800
     3,100 GTE Corp.                                 201,500
     1,500 Tele Communications, Inc. - Liberty*       82,969
                                                  ----------
                                                     847,681
 -----------------------------------------------------------
  Tire & Other Related Rubber Products - 0.5%
     1,500 Goodyear Tire & Rubber Co.                 75,656
 -----------------------------------------------------------
  Tobacco - 4.2%
     7,900 Philip Morris Co., Inc.                   422,650
     5,100 RJR Nabisco Holdings, Corp.               151,406
                                                  ----------
                                                     574,056
 -----------------------------------------------------------

   Shares  Description                       Value

  Common Stocks - (continued)
  Utilities - 5.9%
     1,500 Consolidated Edison, Inc.   $    79,312
     5,400 Entergy Corp.                   168,075
     6,400 Northeast Utilities*            102,400
     2,500 P G & E Corporation              78,750
     8,700 Pacificorp                      183,244
     5,100 Unicom Corp.                    196,669
                                       -----------
                                           808,450
 -----------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $12,728,418)                   $12,983,225
 -----------------------------------------------------

  Principal             Interest                       Maturity
   Amount                 Rate                           Date                             Value
  U.S. Treasury Obligation - 0.7%
  U.S. Treasury Bill
  $100,000               4.40%(a)                      02/04/99                     $    99,588
 -----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATION
  (Cost $99,588)                                                                    $    99,588
 -----------------------------------------------------------------------------------------------
  Repurchase Agreement - 5.1%
  Joint Repurchase Agreement Account(b)
  $700,000               4.89%                         01/04/99                     $   700,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $700,000)                                                                   $   700,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $13,528,006)(c)                                                             $13,782,813
 -----------------------------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
  value exceeds cost                                                                $   674,983
  Gross unrealized loss for investments in which
  cost exceeds value                                                                   (493,329)
 -----------------------------------------------------------------------------------------------
  Net unrealized gain                                                               $   181,654
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.
 (a) The interest rate disclosed for the security represents effective yield to maturity.
 (b) The repurchase agreement is fully collateralized by Federal Agency obligations.
 (c) The aggregate cost for federal income tax purposes is $13,601,159.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE U.S. EQUITY FUND
Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust CORE U.S. Equity Fund. This annual report covers the period from February 13, 1998, when the Fund began operations, through December 31, 1998.

                   Performance Review

                   From February 13, 1998 through December 31, 1998, the Fund generated a 14.73% aggregate total return. Over the same time period, the Fund's benchmark, the Standard & Poor's (S&P) 500 Index (with dividends reinvested), generated an aggregate return of 21.62%.

                   The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed outperformance, with a minimized risk that returns will be very different from those of a specific benchmark over time. The four months ended October, however, were charac-terized by a sharp increase in market volatility and an un-usual profile of top-performing equities among the stocks in our universe. As a result, our ability to outperform the index using a systematic approach to stock selection and portfolio construction was impaired.

                   At the same time, the four basic components that the CORE investment process emphasizes in stock selection--value, momentum, risk and research--were negatively impacted by a market driven by uncertainty and fear rather than under-lying company fundamentals. As a result, richly-valued stocks outpaced cheap ones; stocks with poor momentum fared better than those with good momentum; low beta but volatile stocks performed well, as did those that were not favored by industry research analysts. These are all counter to what we've observed historically. Typically, the diversifi-cation of our models helps because when one theme doesn't work, others usually do (for example, when value stocks underperform, momentum stocks advance more than average), but diversification did not help during this period. And, because volatility was so high, the penalty for being wrong was higher than usual.

                   Investment Objective

                   The Fund seeks long-term capital growth and dividend income through a broadly diversified portfolio of large-cap and blue-chip equity securities representing all major sectors of the U.S. economy.

                   The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyses the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. While maintaining a profile close to that of the benchmark, those stocks ranked highly by both the quantitative model and the Goldman Sachs Global Investment Research Department and consensus opinion are selected for the portfolio.

                    GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE U.S. EQUITY FUND
                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1998*

                                                                                              Percentage of
              Company                                Line of Business                          Net Assets
              -------                                ----------------                         -------------
              Exxon Corp.                            Integrated Oil                                4.2%
              General Electric Co.                   Electronics & Other Electrical Equipment      3.7
              American General Corp.                 Insurance-Life                                3.5
              AT&T Corp.                             Telecommunications                            3.4
              Microsoft Corp.                        Software & Services                           3.4
              International Business Machines, Inc.  Enterprise Systems                            3.0
              Intel Corp.                            Semiconductors                                2.8
              Ford Motor Co.                         Auto/Vehicle                                  1.6
              Wal Mart Stores, Inc.                  Retail                                        1.6
              Pfizer, Inc.                           Pharmaceuticals                               1.5

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   Returns reverted to a more normal pattern starting in Octo-ber, both for the factors we track, and for the overall portfolio. Although stock volatility remains higher than average, we have implemented a few changes in our process to help ensure a more accurate forecast of portfolio risk versus the benchmark. We maintain strong conviction, howev-er, that our model factors should, over time, lead to solid returns. We believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform bet-ter than higher risk stocks, as should those favoured by research analysts.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Quantitative Equity Management Team

                   January 29, 1999

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE U.S. EQUITY FUND

Performance Summary

December 31, 1998

 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made on February 13, 1998 (commencement of operations). For compara-tive purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data repre-sents past performance and should not be considered indicative of future per-formance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE U.S. Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested February 13, 1998 to December 31, 1998

[GRAPH APPEARS HERE]
                              Core US Equity Fund        S&P 500 Index
                              -------------------        -------------
         2/13/98                     10,000                  10,000
           02/98                     10,300                  10,253
           03/98                     10,880                  10,778
           04/98                     11,070                  10,887
           05/98                     10,890                  10,700
           06/98                     11,260                  11,134
           07/98                     10,980                  11,015
           08/98                      9,130                   9,422
           09/98                      9,420                  10,026
           10/98                     10,170                  10,841
           11/98                     10,820                  11,498
           12/98                     11,473                  12,162

                                                            Since Inception
  Aggregate Total Return through December 31, 1998(a)

  CORE U.S. Equity Fund (commenced February 13, 1998)                14.73%
 --------------------------------------------------------------------------

 (a) Represents aggregate total return since the Fund has not been in operation for a full 12 months.

                    GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE U.S. EQUITY FUND Statement of Investments
December 31, 1998

  Shares Description                                   Value

  Common Stocks - 96.4%
  Aerospace/Defense - 2.3%
   2,100 General Motors Corp. Class H (Hughes)    $   83,344
     800 Honeywell, Inc.                              60,250
     800 United Technologies Corp.                    87,000
                                                  ----------
                                                     230,594
 ---------------------------------------------------------------
  Agriculture/Heavy Equipment - 0.5%
     400 Case Corp.                                    8,725
     700 Caterpillar, Inc.                            32,200
     200 Deere & Co.                                   6,625
                                                  ----------
                                                      47,550
 ---------------------------------------------------------------
  Airlines - 0.8%
     900 AMR Corp.*                                   53,437
     400 Delta Air Lines, Inc.                        20,800
                                                  ----------
                                                      74,237
 ---------------------------------------------------------------
  Alcohol - 0.3%
     500 Anheuser Busch Companies, Inc.               32,812
 ---------------------------------------------------------------
  Auto/ Vehicle - 2.5%
     498 Daimlerchrysler AG                           47,839
   2,700 Ford Motor Co.                              158,456
     800 Hertz Corp.                                  36,500
                                                  ----------
                                                     242,795
 ---------------------------------------------------------------
  Banks - 3.0%
   2,331 BankAmerica Corp.                           140,151
     600 Bank of New York, Inc.                       24,150
     324 Bank One Corp.                               16,544
   1,400 Chase Manhattan Corp.                        95,287
     600 U.S. Bancorp                                 21,300
                                                  ----------
                                                     297,432
 ---------------------------------------------------------------
  Basic Industries - 0.3%
     200 Aluminum Company of America*                 14,913
     900 Barrick Gold Corp.                           17,550
                                                  ----------
                                                      32,463
 ---------------------------------------------------------------
  Chemical Products - 2.4%
     100 Avery Dennison Corp.                          4,506
   1,300 Dow Chemicals Co.                           118,219
     500 Du Pont (E.I.) de Nemours & Co.              26,531
     600 Millennium Chemicals, Inc.                   11,925
     200 Minnesota Mining and Manufacturing Co.       14,225
     300 Ppg Industries, Inc.                         17,475
   2,000 Solutia, Inc.                                44,750
                                                  ----------
                                                     237,631
 ---------------------------------------------------------------
  Computer Services/Software - 1.0%
   1,900 Gateway 2000, Inc.*                          97,256
 ---------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Conglomerates - 0.5%
     500 Allied Signal, Inc.                     $   22,156
     400 Tyco International, Ltd.                    30,175
                                                 ----------
                                                     52,331
 --------------------------------------------------------------
  Construction/Environmental Services - 0.1%
     300 Fluor Corp.                                 12,769
 --------------------------------------------------------------
  Consumer Products - 0.6%
     700 Eastman Kodak Co.                           50,400
     400 Sara Lee Corp.                              11,275
                                                 ----------
                                                     61,675
 --------------------------------------------------------------
  Consumer Staples - 1.8%
     600 Clorox Co.                                  70,087
     600 Gillette Co.                                28,987
     900 Procter & Gamble Co.                        82,181
                                                 ----------
                                                    181,255
 --------------------------------------------------------------
  Electronics & Other Electrical Equipment - 4.2%
     700 Emerson Electric Co.*                       42,350
   3,600 General Electric Co.                       367,425
                                                 ----------
                                                    409,775
 --------------------------------------------------------------
  Enterprise Systems - 5.4%
     400 Ceridian Corp.*                             27,925
     500 EMC Corp.                                   42,500
     400 Hewlett-Packard Co.                         27,325
   1,600 International Business Machines, Inc.      295,600
     800 Unisys Corp.*                               27,550
     900 Xerox Corp.                                106,200
                                                 ----------
                                                    527,100
 --------------------------------------------------------------
  Entertainment & Leisure - 0.6%
     200 Carnival Cruise Lines Corp.                  9,600
     200 Viacom, Inc. Class B*                       14,800
   1,200 Walt Disney Co.                             36,000
                                                 ----------
                                                     60,400
 --------------------------------------------------------------
  Financial Services - 0.4%
     400 American Express Co.                        40,900
 --------------------------------------------------------------
  Food & Beverages - 2.8%
   1,890 Archer Daniels Midland Co.                  32,484
   1,700 Coca Cola Co.                              113,687
     300 Interstate Bakeries Corp.                    7,931
     800 Pepsico, Inc.                               32,750
   1,100 Unilever NV                                 91,231
                                                 ----------
                                                    278,083
 --------------------------------------------------------------
  Health Suppliers/Services - 2.0%
     200 Arterial Vascular Engineering, Inc.*        10,500
     450 Cardinal Health, Inc.                       34,144
     200 Guidant Corp.                               22,050
   1,500 Johnson & Johnson                          125,813
                                                 ----------
                                                    192,507
 --------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE U.S. EQUITY FUND
Statement of Investments
December 31, 1998

  Shares Description                                        Value

  Common Stocks - (continued)
  Healthcare Management - 0.8%
     900 Columbia/HCA Healthcare Corp.                 $   22,275
     600 Lincare Holdings, Inc.*                           24,338
     800 Tenet Healthcare Corp.*                           21,000
     100 Wellpoint Health Networks, Inc.*                   8,700
                                                       ----------
                                                           76,313
 --------------------------------------------------------------------
  Hotels & Restaurants - 0.3%
     600 Tricon Global Restaurants, Inc.*                  30,075
 --------------------------------------------------------------------
  Industrial Machinery - 0.5%
   1,000 Ingersoll-Rand Co.                                46,938
 --------------------------------------------------------------------
  Insurance-Life - 4.0%
   4,400 American General Corp.*                          343,200
     700 Equitable Companies, Inc.                         40,512
     100 SunAmerica, Inc.                                   8,113
                                                       ----------
                                                          391,825
 --------------------------------------------------------------------
  Insurance-Property and Casualty - 3.3%
     200 Allmerica Financial Corp.                         11,575
   1,800 Allstate Corp.                                    69,525
   1,250 American International Group, Inc.               120,781
     300 Conseco, Inc.                                      9,169
     400 Hartford Financial Services Group, Inc.           21,950
   2,900 Travelers Property & Casualty Corp.               89,900
                                                       ----------
                                                          322,900
 --------------------------------------------------------------------
  Insurance Services - 0.4%
     400 AMBAC, Inc.                                       24,075
     200 MBIA, Inc.                                        13,113
                                                       ----------
                                                           37,188
 --------------------------------------------------------------------
  Integrated Oil - 6.5%
     100 Chevron Corp.                                      8,294
   5,600 Exxon Corp.                                      409,500
     700 Mobil Corp.                                       60,988
   2,700 Royal Dutch Petroleum ADR                        129,263
     500 Texaco, Inc.                                      26,438
                                                       ----------
                                                          634,483
 --------------------------------------------------------------------
  Internet Services - 0.5%
     200 Yahoo!*                                           47,388
 --------------------------------------------------------------------
  Investment Brokers & Managers - 3.0%
   2,400 Lehman Brothers Holdings, Inc.                   105,750
   1,100 Merrill Lynch & Company, Inc.                     73,425
   1,600 Morgan Stanley, Dean Witter, Discover & Co.      113,600
                                                       ----------
                                                          292,775
 --------------------------------------------------------------------
  Local Exchange Companies - 2.5%
   1,000 Bell Atlantic Corp.*                              53,000
   2,200 Bellsouth Corp.                                  109,725
   1,300 GTE Corp.                                         84,500
                                                       ----------
                                                          247,225
 --------------------------------------------------------------------

  Shares Description                               Value

  Common Stocks - (continued)
  Media & Communications - 2.2%
     600 Gannett Co.                          $   38,700
     100 Mcgraw-hill Companies, Inc.              10,188
     300 Meredith Corp.                           11,363
   1,300 SBC Communications, Inc.                 69,713
     800 Time Warner, Inc.                        49,650
     500 Tribune Co.                              33,000
                                              ----------
                                                 212,614
 -----------------------------------------------------------
  Oil Refining & Marketing - 0.1%
     300 Sunoco, Inc.                             10,819
 -----------------------------------------------------------
  Packaging - 0.2%
     500 Owens-Illinois, Inc.*                    15,313
 -----------------------------------------------------------
  Personal Computers and Peripherals - 1.0%
     600 Dell Computer Corporation*               43,912
     500 Lexmark International Group, Inc.*       50,250
                                              ----------
                                                  94,162
 -----------------------------------------------------------
  Pharmaceuticals - 9.6%
   1,000 Abbott Laboratories                      49,000
   1,300 American Home Products Corp.             73,206
   1,100 Amgen, Inc.*                            115,019
   1,500 Biogen, Inc.*                           124,500
     900 Bristol-Myers Squibb Co.                120,431
     400 Eli Lilly & Co.                          35,550
     700 Merck & Co.                             103,381
   1,200 Pfizer, Inc.                            150,525
   2,000 Schering-Plough Corp.                   110,500
     800 Warner-Lambert Co.                       60,150
                                              ----------
                                                 942,262
 -----------------------------------------------------------
  Recreational Products - 0.4%
     800 Hasbro, Inc.*                            28,900
     400 Mattel, Inc.                              9,125
                                              ----------
                                                  38,025
 -----------------------------------------------------------
  Restaurants & Hotels - 0.4%
     500 McDonalds Corp.                          38,313
 -----------------------------------------------------------
  Retail - 3.0%
   1,600 Dayton Hudson Corp.                      86,800
     800 Federated Department Stores, Inc.*       34,850
     500 Ingram Micro, Inc.*                      17,438
   1,900 Wal Mart Stores, Inc.                   154,731
                                              ----------
                                                 293,819
 -----------------------------------------------------------
  Semiconductors - 2.8%
   2,300 Intel Corp.                             272,694
 -----------------------------------------------------------
  Software & Services - 4.1%
     300 Automatic Data Processing, Inc.          24,056
     400 Computer Sciences Corp.*                 25,775
     200 Compuware Corp.*                         15,625
   2,400 Microsoft Corp.*                        332,850
                                              ----------
                                                 398,306
 -----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE U.S. EQUITY FUND

  Shares Description                                   Value

  Common Stocks - (continued)
  Specialty Finance & Agencies - 1.0%
     890 Associates First Capital Corp.           $   37,714
     750 Providian Financial Corp.                    56,250
                                                  ----------
                                                      93,964
 ---------------------------------------------------------------
  Specialty Retail - 3.2%
     800 Abercrombie & Fitch Co.*                     56,600
     400 American Greetings Corp.                     16,425
   2,300 Best Buy Co., Inc.*                         141,162
     200 Home Depot, Inc.                             12,238
     700 Lowes Companies, Inc.                        35,831
     500 Ross Stores, Inc.                            19,688
     100 Tandy Corp.                                   4,119
     800 TJX Companies, Inc.                          23,200
                                                  ----------
                                                     309,263
 ---------------------------------------------------------------
  Steel - 0.3%
   3,300 Bethlehem Steel Corp.*                       27,637
 ---------------------------------------------------------------
  Supermarkets - 2.3%
   1,100 Albertson's, Inc.                            70,056
   3,600 Food Lion, Inc.                              38,250
   1,000 Kroger Co.*                                  60,500
   1,000 Safeway, Inc.*                               60,937
                                                  ----------
                                                     229,743
 ---------------------------------------------------------------
  Telecommunications - 5.2%
     700 Ameritech Corp.                              44,362
   4,400 AT&T Corp.                                  331,100
   1,100 MCI Worldcom, Inc.*                          78,925
     400 Sprint Corp. (FON Group)                     33,650
     200 Sprint Corp. (PCS Group)*                     4,625
     400 Tele Communications, Inc. (TCI Group)*       22,125
                                                  ----------
                                                     514,787
 ---------------------------------------------------------------
  Telecommunications Equipment - 2.4%
   1,400 Cisco Systems, Inc.*                        129,937
   1,000 Lucent Technologies, Inc.                   110,000
                                                  ----------
                                                     239,937
 ---------------------------------------------------------------
  Tobacco - 2.4%
   4,000 Fortune Brands, Inc.                        126,500
   2,100 Philip Morris Companies, Inc.               112,350
                                                  ----------
                                                     238,850
 ---------------------------------------------------------------

  Shares Description                                      Value

  Common Stocks - (continued)
  Utilities - 2.5%
     700 Dominion Resources, Inc.                    $   32,725
     500 Duke Energy Co.                                 32,031
     900 Edison International, Inc.                      25,088
     600 FPL Group, Inc.                                 36,975
     200 Pinnacle West Capital Corp.                      8,475
   1,600 Texas Utilities Co.                             74,700
     900 Unicom Corp.                                    34,706
                                                     ----------
                                                        244,700
 -------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $8,156,434)                                  $9,451,883
 -------------------------------------------------------------------
  Other Investment - 4.1%
   3,266 Standard & Poor's 500 Depositary Receipt*   $  401,718
 -------------------------------------------------------------------
  TOTAL OTHER INVESTMENT
  (Cost $384,060)                                    $  401,718
 -------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $8,540,494)(a)                               $9,853,601
 -------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
  value exceeds cost                                 $1,560,535
  Gross unrealized loss for investments in which
  cost exceeds value                                   (247,428)
 -------------------------------------------------------------------
  Net unrealized gain                                $1,313,107
 -------------------------------------------------------------------

  *Non-income producing security.
 (a) The amount stated also represents aggregate cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE LARGE CAP GROWTH FUND
Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust CORE Large Cap Growth Fund. This annual report covers the pe-riod from February 13, 1998, when the Fund began operations, through December 31, 1998.

                   Performance Review

                   From February 13, 1998 through December 31, 1998, the Fund generated a 16.99% aggregate total return, underperforming the 28.66% aggregate total return generated by its bench-mark, the Russell 1000 Growth Index.

                   The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed outperformance, with a minimized risk that returns will be very different from those of a specific benchmark over time. The four months ended October, however, were charac-terized by a sharp increase in market volatility and an un-usual profile of top-performing equities among the stocks in our universe. As a result, our ability to outperform the index using a systematic approach to stock selection and portfolio construction was impaired.

                   At the same time, the four basic components that the CORE investment process emphasizes in stock selection--value, momentum, risk and research--were negatively impacted by a market driven by uncertainty and fear rather than under-lying company fundamentals. As a result, richly-valued stocks outpaced cheap ones; stocks with poor momentum fared better than those with good momentum; low beta but volatile stocks performed well, as did those that were not favored by industry research analysts. These are all counter to what we've observed historically. Typically, the diversifi-cation of our models helps because when one theme doesn't work, others usually do (for example, when value stocks underperform, momentum stocks advance more than average), but diversification did not help during this period. And, because volatility was so high, the penalty for being wrong was higher than usual.

                   The qualitative research portion of the Fund's investment model also produced mixed results, thus negatively im-pacting performance. After adjusting for their large-cap, high-growth bias, stocks that Goldman analysts rated highly underperformed, by a wide margin, those they ranked only as market performers or market underperformers.

                   Investment Objective

                   The Fund seeks long-term capital growth, primarily through a broadly diversified portfolio of equity securities that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy.

                   The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE LARGE CAP GROWTH FUND
                   It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. While maintaining a profile close to that of the benchmark, those stocks ranked highly by both the quantitative model and the Goldman Sachs Global Investment Research Department and consensus opinion are selected for the portfolio.

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1998*

                                                                    Percentage of
              Company      Line of Business                          Net Assets
              -------      ----------------                         -------------
              Microsoft
               Corp.       Software & Services                           5.1%
              General
               Electric
               Co.         Electronics & Other Electrical Equipment      4.7
              Intel Corp.  Semiconductors                                3.8
              Cisco
               Systems,
               Inc.        Telecommunications Equipment                  3.4
              Johnson &
               Johnson     Health Suppliers/Services                     3.0
              Pfizer,
               Inc.        Pharmaceuticals                               2.9
              Eastman
               Kodak Co.   Consumer Products                             2.5
              Merck & Co.  Pharmaceuticals                               2.2
              General
               Instrument
               Corp.       Telecommunications Equipment                  2.1
              Wal Mart
               Stores,
               Inc.        Retail                                        2.0

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   As always, the Fund remains substantially invested in stocks. Our sector and capitalization weightings are targeted to stay close to those of the Russell 1000 Growth index, as are exposures to other risk factors (such as div-idend yield). Based on long-term results, our quantitative process presently emphasizes low P/E and low price/book stocks with good momentum characteristics; we therefore maintain an exposure to these factors.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Quantitative Equity Management Team

                   January 29, 1999

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE LARGE CAP GROWTH FUND

Performance Summary

December 31, 1998

 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made on February 13, 1998 (commencement of operations). For compara-tive purposes, the performance of the Fund's benchmark (Russell 1000 Growth Index) is shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE Large Cap Growth Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested February 13, 1998 to December 31, 1998

 [CHART APPEARS HERE]

                    Core Large Cap    Russell 2000
                    --------------    ------------
         2/13/98         10,000          10,000
           03/98         10,830          10,681
           04/98         11,050          10,828
           05/98         10,750          10,521
           06/98         11,260          11,166
           07/98         11,000          11,092
           08/98          9,059           9,427
           09/98          9,449          10,151
           10/98          9,939          10,967
           11/98         10,749          11,802
           12/98         11,699          12,866

                                                              Since Inception
  Aggregate Total Return through December 31, 1998(a)

  CORE Large Cap Growth Fund (commenced February 13, 1998)             16.99%
 ----------------------------------------------------------------------------

 (a) Represents aggregate total return since the Fund has not been in operation for a full 12 months.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE LARGE CAP GROWTH FUND Statement of Investments
December 31, 1998

  Shares Description                                   Value

  Common Stocks - 95.6%
  Aerospace/Defense--0.7%
   1,300 General Motors Corp. Class H (Hughes)    $   51,594
     100 Honeywell, Inc.                               7,531
                                                  ----------
                                                      59,125
 ---------------------------------------------------------------
  Agriculture/Heavy Equipment - 0.8%
     900 Caterpillar, Inc.                            41,400
     600 Dover Corp.                                  21,975
                                                  ----------
                                                      63,375
 ---------------------------------------------------------------
  Alcohol - 1.9%
     700 Anheuser Busch Companies, Inc.               45,937
   1,400 Brown Forman Corp. Class B                  105,962
                                                  ----------
                                                     151,899
 ---------------------------------------------------------------
  Auto/Vehicle - 1.3%
     500 Ford Motor Co.                               29,344
   1,700 Hertz Corp.                                  77,562
                                                  ----------
                                                     106,906
 ---------------------------------------------------------------
  Banks - 0.7%
     139 BankAmerica Corp.                             8,357
   1,700 Dime Bancorp, Inc.                           44,944
                                                  ----------
                                                      53,301
 ---------------------------------------------------------------
  Basic Industries - 0.2%
   1,000 Barrick Gold Corp.                           19,500
 ---------------------------------------------------------------
  Chemical Products - 1.1%
     300 Avery Dennison Corp.                         13,519
     500 Dow Chemicals Co.                            45,469
     300 IMC Global, Inc.                              6,413
     100 Minnesota Mining and Manufacturing Co.        7,113
     900 Solutia, Inc.                                20,138
                                                  ----------
                                                      92,652
 ---------------------------------------------------------------
  Conglomerates - 0.4%
     400 Tyco International, Ltd.                     30,175
 ---------------------------------------------------------------
  Consumer Products - 2.5%
   2,800 Eastman Kodak Co.                           201,600
 ---------------------------------------------------------------
  Consumer Staples - 1.7%
     300 Clorox Co.                                   35,044
   1,100 Procter & Gamble Co.                        100,444
                                                  ----------
                                                     135,488
 ---------------------------------------------------------------
  Electronics & Other Electrical Equipment - 5.5%
     600 Emerson Electric Co.                         36,300
   3,800 General Electric Co.                        387,837
     500 Johnson Controls, Inc.                       29,500
                                                  ----------
                                                     453,637
 ---------------------------------------------------------------
  Energy Refining & Marketing - 0.1%
     100 Columbia Gas Systems, Inc.                    5,775
 ---------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks  -  (continued)
  Enterprise Systems - 4.6%
     400 Ceridian Corp.*                         $   27,925
   1,000 EMC Corp.*                                  85,000
     200 Hewlett-Packard Co.                         13,662
     600 International Business Machines, Inc.      110,850
     600 Sun Microsystems, Inc.*                     51,375
   1,300 Unisys Corp.*                               44,769
     400 Xerox Corp.                                 47,200
                                                 ----------
                                                    380,781
 --------------------------------------------------------------
  Entertainment & Leisure - 1.3%
   1,200 Carnival Cruise Lines Corp.                 57,600
     700 Viacom, Inc. Class B*                       51,800
                                                 ----------
                                                    109,400
 --------------------------------------------------------------
  Financial Services - 0.4%
     300 American Express Co.                        30,675
 --------------------------------------------------------------
  Food & Beverages - 5.1%
   1,365 Archer Daniels Midland Co.                  23,461
   2,000 Coca-Cola Co.                              133,750
     600 Coca-Cola Enterprises, Inc.                 21,450
   1,500 IBP, Inc.                                   43,688
   1,900 Pepsico, Inc.                               77,781
   1,400 Unilever NV                                116,113
                                                 ----------
                                                    416,243
 --------------------------------------------------------------
  Health Suppliers/Services - 4.5%
     100 Allergan, Inc.                               6,475
   2,000 Bergen Brunswig Corp.                       69,750
     600 Biomet, Inc.                                24,150
     300 Cardinal Health, Inc.                       22,762
   2,900 Johnson & Johnson                          243,238
                                                 ----------
                                                    366,375
 --------------------------------------------------------------
  Healthcare Management - 2.7%
     900 Beverly Enterprises, Inc.*                   6,075
   1,700 Columbia/HCA Healthcare Corp.               42,075
     200 Lincare Holdings, Inc.*                      8,113
     700 Tenet Healthcare Corp.*                     18,375
   1,700 Wellpoint Health Networks, Inc.*           147,900
                                                 ----------
                                                    222,538
 --------------------------------------------------------------
  Hotels & Restaurants - 0.2%
     300 Tricon Global Restaurants, Inc.*            15,038
 --------------------------------------------------------------
  Household Durables - 0.1%
     100 Newell Co.                                   4,125
 --------------------------------------------------------------
  Insurance-Life - 0.9%
     700 Equitable Companies, Inc.                   40,512
     400 Nationwide Financial Services, Inc.         20,675
     200 SunAmerica, Inc.                            16,225
                                                 ----------
                                                     77,412
 --------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE LARGE CAP GROWTH FUND
Statement of Investments
December 31, 1998

  Shares Description                                       Value
  Common Stocks - (continued)
  Insurance-Property and Casualty - 0.9%
    450  American International Group, Inc.            $  43,481
  1,100  Travelers Property & Casualty Corp.              34,100
                                                       ---------
                                                          77,581
 -------------------------------------------------------------------
  Insurance Services - 0.4%
    200  AMBAC, Inc.                                      12,037
     11  Berkshire Hathaway, Inc.*                        24,675
                                                       ---------
                                                          36,712
 -------------------------------------------------------------------
  Integrated Oil - 0.5%
    500  Exxon Corp.                                      36,562
    100  Royal Dutch Petroleum ADR                         4,788
                                                       ---------
                                                          41,350
 -------------------------------------------------------------------
  Internet Services - 2.3%
  1,000  America Online, Inc.*                           144,750
    200  Yahoo!*                                          47,388
                                                       ---------
                                                         192,138
 -------------------------------------------------------------------
  Investment Brokers & Managers - 2.4%
    500  Lehman Brothers Holdings, Inc.                   22,031
  1,400  Merrill Lynch & Company, Inc.                    93,450
  1,100  Morgan Stanley, Dean Witter, Discover & Co.      78,100
                                                       ---------
                                                         193,581
 -------------------------------------------------------------------
  Local Exchange Companies - 0.8%
  1,000  GTE Corp.                                        65,000
 -------------------------------------------------------------------
  Media & Communications - 0.6%
    800  Gannett Co.                                      51,600
 -------------------------------------------------------------------
  Oil & Gas Services - 0.3%
    472  Schlumberger, Ltd.                               21,771
 -------------------------------------------------------------------
  Oil Refining & Marketing - 0.1%
    300  Sunoco, Inc.                                     10,819
 -------------------------------------------------------------------
  Personal Computers and Peripherals - 2.2%
    300  Apple Computer, Inc.*                            12,281
    200  Compaq Computer Corp.                             8,387
  1,500  Dell Computer Corporation*                      109,781
    500  Lexmark International Group, Inc.*               50,250
                                                       ---------
                                                         180,699
 -------------------------------------------------------------------
  Pharmaceuticals - 13.5%
  2,800  Abbott Laboratories                             137,200
    800  American Home Products Corp.                     45,050
    800  Amgen, Inc.*                                     83,650
    300  Biogen, Inc.*                                    24,900
  1,100  Bristol-Myers Squibb Co.                        147,194
    600  Eli Lilly & Co.                                  53,325
  1,200  Merck & Co.                                     177,225
  1,900  Pfizer, Inc.                                    238,331

  Shares Description                               Value
  Common Stocks - (continued)
  Pharmaceuticals - (continued)
  1,800  Schering-Plough Corp.                $   99,450
  1,400  Warner-Lambert Co.                      105,263
                                              ----------
                                               1,111,588
 -----------------------------------------------------------
  Publishing - 0.5%
  1,300  Dun & Bradstreet Corp.                   41,031
 -----------------------------------------------------------
  Recreational Products - 0.2%
    600  Mattel, Inc.                             13,688
 -----------------------------------------------------------
  Retail - 4.5%
    200  Ann Taylor Stores Corporate*              7,887
  1,800  Dayton Hudson Corp.                      97,650
    700  Federated Department Stores, Inc.*       30,494
  1,400  Ingram Micro, Inc.*                      48,825
    800  Saks, Inc.*                              25,250
  2,000  Wal Mart Stores, Inc.                   162,875
                                              ----------
                                                 372,981
 -----------------------------------------------------------
  Semiconductors - 4.0%
  2,600  Intel Corp.                             308,263
    600  Tech Data Corp.*                         24,150
                                              ----------
                                                 332,413
 -----------------------------------------------------------
  Software & Services - 6.7%
    700  Automatic Data Processing, Inc.          56,131
    300  BMC Software, Inc.*                      13,369
    200  Cadence Design Systems, Inc.*             5,950
    400  Computer Sciences Corp.*                 25,775
    400  Compuware Corp.*                         31,250
    200  Learning Company, Inc.*                   5,188
  3,000  Microsoft Corp.*                        416,063
                                              ----------
                                                 553,726
 -----------------------------------------------------------
  Specialty Finance & Agencies - 1.0%
    500  C.I.T. Group, Inc.                       15,906
    900  Providian Financial Corp.                67,500
                                              ----------
                                                  83,406
 -----------------------------------------------------------
  Specialty Retail - 3.7%
  1,300  Best Buy Co., Inc.*                      79,787
    200  CVS Corp.                                11,000
  2,200  Home Depot, Inc.                        134,612
    500  Lowes Companies, Inc.                    25,594
  1,800  TJX Companies, Inc.                      52,200
                                              ----------
                                                 303,193
 -----------------------------------------------------------
  Steel - 0.2%
  2,000  Bethlehem Steel Corp.*                   16,750
 -----------------------------------------------------------
  Supermarkets - 2.1%
    300  Albertson's, Inc.                        19,106
  1,500  Food Lion, Inc.                          15,937
    700  Kroger Co.*                              42,350
  1,600  Safeway, Inc.*                           97,500
                                              ----------
                                                 174,893
 -----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE LARGE CAP GROWTH FUND

  Shares Description                                      Value

  Common Stocks - (continued)
  Telecommunications - 2.0%
   1,200 AT&T Corp.                                  $   90,300
   1,024 MCI Worldcom, Inc.*                             73,472
                                                     ----------
                                                        163,772
 -------------------------------------------------------------------
  Telecommunications Equipment - 7.6%
   3,000 Cisco Systems, Inc. *                          278,437
   5,000 General Instrument Corp.*                      169,687
   1,400 Lucent Technologies, Inc.                      154,000
     500 Northern Telecom, Ltd.                          25,063
                                                     ----------
                                                        627,187
 -------------------------------------------------------------------
  Textiles - 0.2%
     900 Jones Apparel Group, Inc.*                      19,856
 -------------------------------------------------------------------
  Tobacco - 2.1%
     600 Fortune Brands, Inc.                            18,975
   2,800 Philip Morris Companies, Inc.                  149,800
                                                     ----------
                                                        168,775
 -------------------------------------------------------------------
  Transportation/rail - 0.1%
     300 The St. Joe Company                              7,031
 -------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $6,176,310)                                  $7,857,561
 -------------------------------------------------------------------
  Other Investment - 3.8%
   2,530 Standard & Poor's 500 Depositary Receipt*   $  311,190
 -------------------------------------------------------------------
  TOTAL OTHER INVESTMENT
  (Cost $296,487)                                    $  311,190
 -------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $6,472,797)(a)                               $8,168,751
 -------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
  value exceeds cost                                 $1,830,073
  Gross unrealized loss for investments in which
  cost exceeds value                                   (134,201)
 -------------------------------------------------------------------
  Net unrealized gain                                $1,695,872
 -------------------------------------------------------------------

 * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $6,472,879.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND
Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust CORE Small Cap Equity Fund. This annual report covers the pe-riod from February 13, 1998, when the Fund began operations, through December 31, 1998.

                   Performance Review

                   The period under review was a difficult one for small cap stocks. From February 13, 1998 through December 31, 1998, the Fund generated an aggregate total return of -9.30%, compared to the -5.77% aggregate total return of its bench-mark, the Russell 2000 Index.

                   The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed outperformance, with a minimized risk that returns will be very different from those of a specific benchmark over time. The four months ended October, however, were charac-terized by a sharp increase in market volatility and an un-usual profile of top- performing equities among the stocks in our universe. As a result, our ability to outperform the Index using a systematic approach to stock selection and portfolio construction was impaired.

                   At the same time, the four basic components that the CORE investment process emphasizes in stock selection--value, momentum, risk and research--were negatively impacted by a market driven by uncertainty and fear rather than under-lying company fundamentals. As a result, richly-valued stocks outpaced cheap ones; stocks with poor momentum fared better than those with good momentum; low beta but volatile stocks performed well, as did those that were not favored by industry research analysts. These are all counter to what we've observed historically. Typically, the diversifi-cation of our models helps because when one theme doesn't work, others usually do (for example, when value stocks underperform, momentum stocks advance more than average), but diversification did not help during this period. And, because volatility was so high, the penalty for being wrong was higher than usual.

                   Investment Objective

                   The Fund seeks long-term capital growth, primarily through a broadly diversified portfolio of equity securities of U.S. issuers that are included in the Russell 2000 Index at the time of investment.

                   The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. While maintaining a profile close to that of the benchmark, those stocks ranked highly by both the quantitative model and the Goldman Sachs Global Investment Research Department are selected for the portfolio.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1998*

                                                                   Percentage of
              Company                    Line of Business           Net Assets
              -------                    ----------------          -------------
              Priority Healthcare Corp.  Health Suppliers/Services      1.3%
              Landauer, Inc.             Business Services              1.2
              CNB Bancshares, Inc.       Banks                          0.8
              Aquarion Co.               Pipelines                      0.7
              Oneok, Inc.                Pipelines                      0.7
              Alpharma, Inc.             Pharmaceuticals                0.6
              Sovereign Bancorp, Inc.    Savings and loans              0.6
              AK Steel Holding Corp.     Steel                          0.5
              Charter One Financial,
               Inc.                      Healthcare Management          0.5
              Bindley West Industries,
               Inc.                      Pharmaceuticals                0.5

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   As always, the Fund remains fully invested in stocks. The Fund's sector weightings and distribution among size cate-gories are targeted to stay close to those of the Russell 2000 index, as are exposures to other risk factors (such as dividend yield). Based on long-term results, the Fund's quantitative process presently prefers low P/E and low price/book stocks with good momentum characteristics; we therefore maintain an exposure to these factors. Finally, we expect the factors that comprise the quantitative model will return to more "normal" patterns of performance going forward.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Quantitative Equity Management Team

                   January 29, 1999

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND

Performance Summary

December 31, 1998

 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (Russell 2000 Index) is shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their origi-nal cost.

 CORE Small Cap Equity Fund's Lifetime Performance

 Growth of a $10,000 investment, Distributions Reinvested February 13, 1998 to December 31, 1998

 [CHART APPEARS HERE]
                               Core Small       Russell 2000
                               Cap Equity       Growth Index
                               ----------       ------------
         2/13/98                 10,000            10,000
           02/98                 10,160            10,221
           03/98                 10,720            10,642
           04/98                 10,920            10,701
           05/98                 10,440            10,124
           06/98                 10,520            10,145
           07/98                  9,650             9,323
           08/98                  7,640             7,513
           09/98                  7,860             8,101
           10/98                  7,990             8,432
           11/98                  8,499             8,873
           12/98                  9,070             9,423

                                                            Since Inception
  Aggregate Total Return through December 31, 1998(a)

  CORE Small Cap Equity Fund (commenced February 13, 1998)           -9.30%
 --------------------------------------------------------------------------

 (a) Represents aggregate total return since the Fund has not been in operation for a full 12 months.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND Statement of Investments
December 31, 1998

  Shares Description                              Value

  Common Stocks - 99.9%
  Advertising & Marketing - 0.2%
     200 Advo, Inc.*                         $    5,275
     100 Valassis Communications, Inc.*           5,163
                                             ----------
                                                 10,438
 ----------------------------------------------------------
  Aerospace/Defense - 0.7%
     750 AAR Corp.                               17,906
     300 Fairchild Corp. *                        4,725
     200 Gencorp, Inc.                            4,987
     400 Oea, Inc.                                4,725
                                             ----------
                                                 32,343
 ----------------------------------------------------------
  Agriculture/Heavy Equipment - 0.7%
     800 Allied Products Corp.                    5,050
     400 Cort Business Services Corp.*            9,700
     300 Terex Corp.*                             8,569
     343 United Rentals, Inc.*                   11,362
                                             ----------
                                                 34,681
 ----------------------------------------------------------
  Airfreight, Truck & Other - 0.5%
     200 Airborne Freight Corp.                   7,213
     200 Avondale Industries, Inc.*               5,800
     200 Seacor Smit, Inc.*                       9,888
                                             ----------
                                                 22,901
 ----------------------------------------------------------
  Airlines - 1.1%
     500 Alaska Air Group, Inc.*                 22,125
     700 America West Holdings Corp.*            11,900
     200 Asa Holdings, Inc.                       6,100
     100 Atlas Air, Inc.*                         4,893
     200 Skywest, Inc.                            6,538
                                             ----------
                                                 51,556
 ----------------------------------------------------------
  Alcoholic Beverages - 0.7%
     400 Adolph Coors Co. Class B                22,575
     100 Canandaigua Brands, Inc.*                5,781
     800 The Boston Beer Company, Inc.*           6,800
                                             ----------
                                                 35,156
 ----------------------------------------------------------
  Auto/Vehicle - 0.5%
     500 Avis Rent A Car, Inc.*                  12,093
     400 Budget Group, Inc.*                      6,350
     300 Wabash National Corp.                    6,094
                                             ----------
                                                 24,537
 ----------------------------------------------------------
  Auto Suppliers - 1.7%
     200 A.O. Smith Corp.                         4,913
     400 Arvin Industries, Inc.                  16,675
     100 Borg Warner Automotive, Inc.             5,581
     200 Clarcor, Inc.                            4,000
     200 Csk Auto Corp.*                          5,337
     300 Excel Industries, Inc.                   5,250
     300 Modine Manufacturing Co.                10,875
     200 SPX Corp.*                              13,400
     500 Standard Products Co.                   10,188
     300 Superior Industries International        8,344
                                             ----------
                                                 84,563
 ----------------------------------------------------------

  Shares Description                                 Value

  Common Stocks - (continued)
  Banks - 6.1%
     300 Bancorp South, Inc.                    $    5,418
     300 Bancwest Corporation                       14,400
     855 CNB Bancshares, Inc.                       39,864
     220 CVB Financial Corp.                         4,950
     400 Commerce Bancorp, Inc.                     21,000
     300 Cullen Frost Bankers, Inc.                 16,462
     200 Downey Financial Corp.                      5,087
   1,000 First Commonwealth Financial Corp.         24,500
     400 First Republic Bank*                       10,025
     100 Greater Bay Bancorp                         3,375
     300 Hubco, Inc.                                 9,037
     300 Imperial Bancorp*                           4,987
     600 Independence Community BA*                  9,563
     100 Mainstreet Financial Corp.                  4,644
     206 Mid America Bancorp                         5,588
     400 One Valley Bancorp, Inc.                   13,150
     133 Oriental Financial Group                    4,165
     100 Pacific Capital Bancorp                     2,575
     500 Republic Security Financial                 6,063
     200 Riggs National Corp.                        4,075
     400 Roslyn Bancorp, Inc.                        8,600
   1,000 Southwest Bancorp of Texas, Inc.*          17,875
     400 Staten Island Bancorp, Inc.                 7,975
     200 Sterling Bancorp                            4,563
     200 Triangle Bancorp, Inc.                      3,163
     115 Trustco Bank Corp.                          3,450
     500 United Bankshares, Inc.                    13,250
     500 UST Corp.                                  11,781
     200 Westamerica Bancorp                         7,350
     100 Western Bancorp                             2,925
     100 Whitney Holding Corp.                       3,750
                                                ----------
                                                   293,610
 -------------------------------------------------------------
  Broadcast Media - 1.0%
     500 Century Communications *                   15,859
     500 Cox Radio, Inc. *                          21,125
     300 Macromedia, Inc.*                          10,106
                                                ----------
                                                    47,090
 -------------------------------------------------------------
  Business Services - 5.3%
     100 Abacus Direct Corp*                         4,550
     100 Abm Industries, Inc.                        3,463
     400 AC Nielsen Corp.*                          11,300
     300 Acxiom Corp.*                               9,300
     100 Catalina Marketing Corp.*                   6,837
     100 Computer Task Group                         2,712
     300 Cotelligent, Inc.*                          6,394
     200 Devry, Inc.*                                6,125
     200 Excite, Inc.*                               8,412
     200 Ha-lo Industries, Inc.*                     7,525
     100 Incyte Pharmaceuticals, Inc.*               3,737
     100 Infoseek Corp.*                             4,937
     700 Interim Services, Inc.*                    16,363
     100 International Telecomm Data Systems*        1,475
   1,800 Landauer, Inc.                             58,275
     200 Legato Systems, Inc.*                      13,187

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND
Statement of Investments
December 31, 1998

  Shares Description                                  Value

  Common Stocks - (continued)
  Business Services - (continued)
     200 Lycos, Inc.*                            $   11,112
     100 Medquist, Inc.*                              3,950
     400 Metzler Group, Inc.*                        19,475
     300 Mindspring Enterprises, Inc.*               18,319
     200 National Data Corp.                          9,737
     200 Service Experts, Inc.*                       5,850
     400 StaffMark, Inc.*                             8,950
     200 Sylvan Learning System, Inc.*                6,100
     200 Urs Corporation*                             4,675
     200 Wallace Computer Services, Inc.              5,275
                                                 ----------
                                                    258,035
 --------------------------------------------------------------
  Chemical Products - 1.5%
     500 Bio-Rad Laboratories, Inc.*                 10,500
     200 Cambrex Corporation                          4,800
     200 Catalytica, Inc.*                            3,600
     600 Dexter Corp.                                18,862
     300 Nova Corp.*                                 10,406
     200 Scotts Co.*                                  7,688
     300 Wd 40 Co.                                    8,588
     900 Wellman, Inc.                                9,169
                                                 ----------
                                                     73,613
 --------------------------------------------------------------
  Chemicals-Commodity - 0.5%
     200 Geon Co.                                     4,600
     500 Winstar Communications, Inc.*               19,500
                                                 ----------
                                                     24,100
 --------------------------------------------------------------
  Commercial Products - 0.3%
     400 Knoll, Inc.*                                11,850
     100 Vwr Scientific Products Corp.*               1,738
                                                 ----------
                                                     13,588
 --------------------------------------------------------------
  Commercial Services - 1.8%
     800 Bowne & Company, Inc.                       14,300
     300 Century Business Services, Inc.*             4,312
     200 Dendrite International, Inc.*                4,994
     300 Integrated Electrical Services, Inc.*        6,675
     500 Metamor Worldwide, Inc.*                    12,500
     900 Sensormatic Electronics*                     6,244
     200 Standard Register Co.                        6,188
     700 Wackenhut Corp.                             17,806
     400 World Color Press Co.*                      12,175
                                                 ----------
                                                     85,194
 --------------------------------------------------------------
  Communications & Media Service - 2.2%
     300 Adelphia Communications *                   13,725
     300 Aliant Communications, Inc.                 12,263
     500 American Tower Corp.*                       14,781
     300 CFW Communications Co.                       7,012
     600 Centennial Cellular Corp.*                  24,600
     400 E Spire Communications, Inc.*                2,550
     100 Exodus Communications*                       6,425
     500 Foster Wheeler Corp.                         6,594
     300 Kaman Corp.                                  4,819
     200 Regal Beloit Corp.                           4,600

  Shares Description                               Value

  Common Stocks - (continued)
  Communications & Media Service - (continued)
     100 Transaction Network Services*        $    2,006
     200 Vanguard Cellular System*                 5,163
                                              ----------
                                                 104,538
 -----------------------------------------------------------
  Computer Services/Software - 4.1%
   1,200 Acclaim Entertainment, Inc.*             14,700
     200 American Management Systems, Inc.*        8,000
     200 Apex PC Solutions, Inc.*                  5,775
     200 Aris Corp.*                               2,388
     100 Aspect Development, Inc.*                 4,431
     400 Avt Corporation*                         11,600
     200 Axent Technologies, Inc.*                 6,112
     300 Broadvision, Inc.*                        9,600
     400 CACI International, Inc.*                 6,750
     200 Cerner Corp.*                             5,350
     200 Clarify, Inc.*                            4,887
     200 Geotel Communications Corp.*              7,450
     200 Hnc Software, Inc.*                       8,087
     300 Hyperion Solutions Corp.*                 5,400
     300 Idt Corp.*                                4,612
     800 Informix Corp.*                           7,900
     100 Jack Henry & Assoc., Inc.                 4,975
     100 Mercury Interactive Corp.*                6,325
     500 Microchip Technology, Inc.*              18,500
     100 Peregrine Systems, Inc.*                  4,638
     600 Rational Software Corp.*                 15,900
     400 Read Rite Corp.*                          5,913
     100 Sapient Corporation*                      5,600
     300 Software AG Systems, Inc.*                5,438
     200 Transaction Systems Architects*          10,000
     200 Wind River Systems, Inc.*                 9,400
                                              ----------
                                                 199,731
 -----------------------------------------------------------
  Construction/Environmental Services - 2.7%
     500 ACX Technologies, Inc.*                   6,625
     165 Allied Waste Industries, Inc.*            3,898
     200 Ameron International Corp.                7,400
     300 Butler Manufacturing Co.                  6,712
     400 Carlisle Companies, Inc.                 20,650
     200 Coachmen Industries, Inc.                 5,250
     300 Comfort Systems U.S.A.*                   5,362
     400 Dycom Industries, Inc.*                  22,850
     100 Elcor Corporation                         3,231
     200 Florida Rock Industrial, Inc.             6,200
     300 Granite Construction, Inc.               10,069
     200 Lone Star Industries, Inc.                7,362
     200 Nci Building Systems, Inc.*               5,625
     100 Stone & Webster, Inc.                     3,325
     300 Texas Industries, Inc.                    8,081
     300 Tower Automotive, Inc.*                   7,481
                                              ----------
                                                 130,121
 -----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND

  Shares Description                               Value

  Common Stocks - (continued)
  Consumer Products - 0.7%
     800 Herbalife International, Inc.        $   11,400
     600 Jo-ann Stores, Inc.*                      9,675
     200 Nu Skin Asia Pacific, Inc.*               4,725
     500 Playtex Products, Inc.*                   8,031
                                              ----------
                                                  33,831
 -----------------------------------------------------------
  Consumer Staples - 0.4%
     300 First Brands Corp.                       11,831
     500 Media Arts Group, Inc.*                   7,031
                                              ----------
                                                  18,862
 -----------------------------------------------------------
  Diversified Manufacturing - 0.7%
     600 Federal Signal Corp.                     16,425
     300 General Cable Corp.                       6,150
     200 Getchell Gold Corp.*                      5,450
     100 Precision Castparts Corp.                 4,425
                                              ----------
                                                  32,450
 -----------------------------------------------------------
  Electrical Services - 1.6%
     100 Black Hills Corp.                         2,637
     100 Cilcorp, Inc.                             6,119
     500 Eastern Utilities Assoc.                 14,125
     200 Empire District Electric Co.              4,950
     400 Hawaiian Electric Industries, Inc.       16,100
     100 Minnesota Power & Light Co.               4,400
     300 Nevada Power Company                      7,800
     200 Rochester Gas & Electric                  6,250
     100 United Illuminating Co.                   5,150
     500 Washington Water Power Co.                9,625
                                              ----------
                                                  77,156
 -----------------------------------------------------------
  Electronics & Other Electrical Equipment - 1.7%
     300 Baldor Electric Co.                       6,075
     100 Barnes Group, Inc.                        2,938
     200 C-cube Microsystems, Inc.*                5,425
     300 Group Maintenance America*                3,637
     100 Hughes Supply, Inc.                       2,925
     100 Jabil Circuit, Inc.*                      7,462
     200 Kuhlman Corp.                             7,575
     100 Micro Systems, Inc.*                      3,288
     200 Novellus Systems, Inc.*                   9,900
     300 Park Electrochemical Corp.                8,588
     400 Silicon Valley Group, Inc.*               5,100
     400 Technitrol, Inc.                         12,750
     300 Unitrode Corp.*                           5,250
     200 Watsco, Inc.                              3,350
                                              ----------
                                                  84,263
 -----------------------------------------------------------
  Energy Refining & Marketing - 1.0%
     600 Berry Petroleum Co.                       8,512
     300 Calpine Corp.*                            7,575
     200 Holly Corp.                               3,375
     200 Newfield Exploration Co.*                 4,175
   1,000 Octel Corp.*                             13,875
     300 Penn Va Corp.                             5,513
     400 Snyder Oil Corporation                    5,325
                                              ----------
                                                  48,350
 -----------------------------------------------------------

  Shares Description                                   Value

  Common Stocks - (continued)
  Engineering - 0.2%
     200 Jacobs Engineering Group, Inc.*          $    8,150
 ---------------------------------------------------------------
  Enterprise Systems - 0.4%
     400 Avid Technology, Inc.*                        9,350
     300 Electronics For Imaging, Inc.*               12,056
                                                  ----------
                                                      21,406
 ---------------------------------------------------------------
  Entertainment & Leisure - 0.8%
     300 Hollywood Entertainment Co.*                  8,175
     300 Premier Parks, Inc.*                          9,075
   1,400 Sunterra Corp.*                              21,000
                                                  ----------
                                                      38,250
 ---------------------------------------------------------------
  Financial Services - 1.8%
     500 Americredit Corp.*                            6,906
     300 Chittenden Corp.                              9,600
   1,100 Credit Acceptance Corp. *                     8,044
     300 Everen Capital Corp.                          6,825
     300 F & M National Corp.                          8,981
     100 Fair Isaac & Co., Inc.                        4,619
     100 Fund American Enterprises Holdings           14,006
     300 JSB Financial, Inc.                          16,312
     315 NBT Bancorp, Inc.                             7,363
     200 Reliance Bancorp, Inc.                        5,563
                                                  ----------
                                                      88,219
 ---------------------------------------------------------------
  Food & Beverages - 1.2%
     400 Agribrands International*                    12,000
     200 Corn Products International                   6,075
     400 International Multifoods Corp.               10,325
     400 Michael Foods, Inc.                          12,000
     300 Pilgrims Pride Corp.                          5,981
     300 Ralcorp Holdings, Inc.*                       5,475
     300 Universal Foods Corp.                         8,231
                                                  ----------
                                                      60,087
 ---------------------------------------------------------------
  Forest Products - 0.8%
     200 Kimball International, Inc. Class-B           3,800
     700 Schweitzer-Mauduit International, Inc.       10,806
   1,800 Unisource Worldwide, Inc.                    13,050
     500 United Stationers, Inc.*                     13,000
                                                  ----------
                                                      40,656
 ---------------------------------------------------------------
  Gaming - 0.5%
   2,700 Boyd Gaming Corp.*                            8,944
     600 Dover Downs Entertainment, Inc.               7,237
   1,000 Grand Casinos, Inc.*                          8,062
                                                  ----------
                                                      24,243
 ---------------------------------------------------------------
  Healthcare Management - 1.8%
   1,600 American Homepatient, Inc.*                   2,900
     907 Charter One Financial, Inc.                  25,169
     700 Integrated Health Services, Inc.              9,887
   1,300 Mariner Post-acute Network*                   5,931
     100 Maximus, Inc.*                                3,700
   1,600 Novacare, Inc.*                               4,000

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND
Statement of Investments
December 31, 1998

  Shares Description                              Value

  Common Stocks - (continued)
  Healthcare Management - (continued)
     600 OEC Medical Systems, Inc.*          $   18,862
     200 Quest Diagnostics, Inc.*                 3,563
     200 Sierra Health Services, Inc.*            4,213
   1,100 Sun Healthcare Group, Inc.*              7,219
                                             ----------
                                                 85,444
 ----------------------------------------------------------
  Health & Medical Services - 5.0%
     200 Agouron Pharmaceuticals, Inc.*          11,750
   1,200 Ameripath, Inc.*                        10,725
     300 Amerisource Health Corp.*               19,500
     200 Ballard Medical Products                 4,863
     100 Barr Labs, Inc.*                         4,800
     600 Chemed Corp.                            20,100
     400 Covance, Inc.*                          11,650
     200 Diagnostic Products Corp.                6,225
     100 Entremed, Inc.*                          2,100
     200 Gilead Sciences, Inc. *                  8,212
     200 Hanger Orthopedic Group*                 4,500
     200 Icos Corp.*                              5,950
     200 Idexx Laboratories, Inc.*                5,381
     100 Idx Systems Corp.*                       4,400
     100 Inhale Therapeutic Systems*              3,300
     100 International Network Services*          6,650
     400 Ivax Corp.*                              4,975
     100 Jones Pharmaceutical, Inc.               3,650
     200 Maxxim Medical, Inc.*                    5,950
     100 Medicis Pharmaceutical Co.*              5,962
     100 Medimmune, Inc.*                         9,944
     200 Millennium Pharmaceutical*               5,175
     200 Neurogen Corp.*                          3,500
     100 Pathogenesis Corp.*                      5,800
     100 Pediatrix Medical Group, Inc.**          5,994
     400 Primark Corp.*                          10,850
     200 Protein Design Labs, Inc.*               4,625
     200 Renal Care Group, Inc.*                  5,763
     300 Roberts Pharmaceutical Co.*              6,525
     100 Sepracor, Inc.*                          8,813
     300 Sequus Pharmaceuticals, Inc.*            6,075
     200 Vertex Pharmaceuticals, Inc.*            5,950
     200 Veterinary Centers America, Inc.*        3,988
     100 Visx, Inc.*                              8,744
                                             ----------
                                                242,389
 ----------------------------------------------------------
  Health Suppliers/Services - 2.3%
     200 Haemonetics Corp.*                       4,550
     400 Imation Corporation*                     7,000
     900 Input/Output, Inc.*                      6,581
     200 Mettler-toldeo, Inc.*                    5,612
     300 Owens & Minor, Inc.                      4,725
   1,200 Priority Healthcare Corp.*              62,250
     400 PSS World Medical, Inc.*                 9,200
     400 Thermo Bioanalysis*                      5,300
     150 Xomed Surgical Products, Inc.*           4,800
                                             ----------
                                                110,018
 ----------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Home Builders - 2.2%
     400 Champion Enterprises, Inc.*             $   10,950
     800 Fairfield Communities, Inc.*                 8,850
     600 Kaufman & Broad Home Co.                    17,250
     600 Lennar Corp.                                15,150
     400 NVR, Inc.*                                  19,075
     400 Pulte Corp.                                 11,125
     300 Ryland Group, Inc.                           8,663
     300 Toll Brothers, Inc.*                         6,769
     200 U S Home Corp.*                              6,650
                                                 ----------
                                                    104,482
 --------------------------------------------------------------
  Home Furnishing & Services - 0.5%
     200 Ethan Allen Interiors, Inc.                  8,200
     500 Furniture Brands International, Inc.*       13,625
                                                 ----------
                                                     21,825
 --------------------------------------------------------------
  Hotels & Restaurants - 1.5%
     800 Buffets, Inc.*                               9,550
     100 Harveys Casino Resorts                       2,769
     600 Lubys Cafeterias, Inc.                       9,262
     800 Ruby Tuesday, Inc.                          17,000
     850 Sonic Corp.*                                21,144
   2,500 Sunburst Hospitality Corp.*                 10,625
                                                 ----------
                                                     70,350
 --------------------------------------------------------------
  Household Durables - 0.3%
     300 La-Z-Boy, Inc.                               5,344
     300 Mascotech, Inc.                              5,137
     100 Pillowtex Corp.                              2,675
                                                 ----------
                                                     13,156
 --------------------------------------------------------------
  Industrial Machinery - 1.5%
     600 Applied Power, Inc.                         22,650
     200 Briggs & Stratton Corp.                      9,975
     100 Idex Corp.                                   2,450
     500 Kaydon Corp.                                20,031
     200 Nacco Industries, Inc.                      18,400
                                                 ----------
                                                     73,506
 --------------------------------------------------------------
  Information Management - 1.4%
     800 BA Merchant Services, Inc.*                 16,100
     100 Choicepoint, Inc.*                           6,450
     300 Earthlink Network, Inc.*                    17,100
   1,600 Infousa, Inc. Class B*                       8,400
     200 Mastech Corporation*                         5,725
     100 National Computer Systems, Inc.              3,700
     200 Sabre Group Holdings, Inc.*                  8,900
                                                 ----------
                                                     66,375
 --------------------------------------------------------------
  Insurance Brokers & Other Insurance - 2.9%
     500 Arthur J Gallagher & Co.                    22,062
     700 Capital Re Corp.                            14,044
     440 Fidelity National Financial, Inc.           13,420
     300 Financial Security Assurance Holdings       16,275
     500 First American Financial Corp.              16,062
     200 Express Scripts, Inc.*                      13,425

The accompanying notes are an integral part of these financial statements.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND

  Shares Description                                Value

  Common Stocks - (continued)
  Insurance Brokers & Other Insurance - (continued)
     100 E. W. Blanch Holding, Inc.            $    4,744
   1,000 Hilb Rogal & Hamilton Co.                 19,875
     100 Landamerica Financial Group                5,581
     100 Poe & Brown, Inc.                          3,494
     400 SCPIE Holdings, Inc.                      12,125
                                               ----------
                                                  141,107
 ------------------------------------------------------------
  Insurance-Life - 1.9%
     200 America Heritage Life Investments          4,887
     200 ARM Financial Group, Inc.                  4,437
     326 Delphi Financial Group, Inc.*             17,095
   1,000 FBL Financial Group, Inc.                 24,250
     200 Hartford Life, Inc.                       11,650
     200 Nationwide Financial Services, Inc.       10,338
     300 Reinsurance Group of America, Inc.        21,000
                                               ----------
                                                   93,657
 ------------------------------------------------------------
  Insurance-Property and Casualty - 1.7%
     600 American Medical Security Group            8,738
     900 Argonaut Group, Inc.                      22,050
     400 Chartwell Re Corp.                         9,500
     300 Commerce Group, Inc.                      10,631
     600 Fremont General Corp.                     14,850
     200 Pxre Corp.                                 5,013
     300 Tig Holdings, Inc.                         4,669
     400 Zenith National Insurance Corp.            9,250
                                               ----------
                                                   84,701
 ------------------------------------------------------------
  Investment Brokers & Managers - 0.6%
     100 Dain Rauscher Corp.                        2,950
     900 Friedman Billings Ramsey*                  5,850
     300 Jeffries Group, Inc.                      14,888
     200 John Nuveen Co.                            7,425
                                               ----------
                                                   31,113
 ------------------------------------------------------------
  Machinery - 0.9%
     500 Columbus Mckinnon Corp.                    9,000
     800 Commercial Intertech Corp.                10,350
     200 Flowserve Corporation                      3,312
     800 Thomas Industries, Inc.                   15,700
     100 Zebra Technologies, Inc.*                  2,875
                                               ----------
                                                   41,237
 ------------------------------------------------------------
  Media & Communications - 1.1%
   1,700 Ascent Entertainment Group*               12,538
     500 Big Flower Press Holdings, Inc.*          11,031
     600 McClatchy Newspapers, Inc.                21,225
     100 Media General, Inc.                        5,300
     100 Metris Companies, Inc.                     5,031
                                               ----------
                                                   55,125
 ------------------------------------------------------------
  Metals-Diversified - 0.2%
     500 Asarco, Inc.                               7,531
     400 Southern Peru Copper Corp.                 3,775
                                               ----------
                                                   11,306
 ------------------------------------------------------------

  Shares Description                         Value

  Common Stocks - (continued)
  Mining - 0.1%
     800 Hecla Mining Co.*              $    2,900
 -----------------------------------------------------
  Nonferrous Metals - 0.8%
     500 AFC Cable Systems, Inc.*           16,813
   1,500 Battle Mountain Gold Co.            6,188
     650 Encore Wire Corp.*                  6,012
     100 Stillwater Mining Company*          4,100
     100 Superior Telecom, Inc.              4,725
                                        ----------
                                            37,838
 -----------------------------------------------------
  Office & Business Equipment - 1.9%
     100 Adac Laboratories*                  1,997
     100 Csg Systems*                        7,900
     300 Data General Corp.*                 4,931
     300 Gerber Scientific, Inc.             7,144
     300 Micron Electronics, Inc.*           5,194
     400 Network Appliances, Inc.*          18,000
     500 Pairgain Technologies, Inc.*        3,844
     400 Psinet, Inc.*                       8,350
     200 Safeguard Scientifics, Inc.*        5,488
     300 Wang Laboratories, Inc.*            8,325
     400 Xircom, Inc.*                      13,600
     300 Xylan Corp.*                        5,269
                                        ----------
                                            90,042
 -----------------------------------------------------
  Oil & Gas Exploration - 0.4%
   1,200 Cabot Oil & Gas Corp.              18,000
     100 Devon Energy Corp.                  3,069
                                        ----------
                                            21,069
 -----------------------------------------------------
  Oil & Gas Services - 1.0%
     500 Barrett Resources Corp.*           12,000
     200 Cross Timbers Oil Co.               1,500
     200 Hanover Compressor*                 5,137
     100 Peoples Energy Corp.                3,988
   1,200 Pool Energy Services Co.*          12,975
     600 Seitel, Inc.*                       7,463
     400 Veritas DGC, Inc.*                  5,200
                                        ----------
                                            48,263
 -----------------------------------------------------
  Packaging & Container - 0.2%
     400 Aptargroup, Inc.                   11,225
 -----------------------------------------------------
  Paper & Forest Products - 0.5%
     300 Glatfelter (PH) Co.                 3,712
     300 Longview Fibre Co.                  3,469
     500 Potlatch Corp.                     18,438
                                        ----------
                                            25,619
 -----------------------------------------------------
  Personal Computers and Peripherals - 1.2%
     600 Banctec, Inc.*                      7,538
     400 Bell & Howell Company*             15,125
   1,200 CHS Electronics, Inc.*             20,325
     100 Scm Microsystems, Inc.*             7,106
     200 Visio Corp.*                        7,313
                                        ----------
                                            57,407
 -----------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND
Statement of Investments
December 31, 1998

  Shares Description                             Value

  Common Stocks - (continued)
  Pharmaceuticals - 1.5%
     800 Alpharma, Inc.                     $   28,250
     200 Applied Micro Circuits*                 6,794
     500 Bindley Western Industries, Inc.       24,625
     300 ICN Pharmaceuticals, Inc.               6,787
   1,200 NBTY, Inc.*                             8,550
                                            ----------
                                                75,006
 ---------------------------------------------------------
  Pipelines - 1.3%
     800 Aquarion Co.                           32,800
     900 Oneok, Inc.                            32,513
                                            ----------
                                                65,313
 ---------------------------------------------------------
  Real Estate - 0.6%
     600 Calmat Co.                             18,525
     400 Ingles Markets, Inc.                    4,375
     300 Security Capital Group, Inc.*           4,069
                                            ----------
                                                26,969
 ---------------------------------------------------------
  Recreational Products - 0.8%
     800 Huffy Corp.                            13,200
     200 Jostens, Inc.                           5,237
     800 Russ Berrie and Company, Inc.          18,800
     200 Strum Ruger & Co., Inc.                 2,388
                                            ----------
                                                39,625
 ---------------------------------------------------------
  Recreational Services - 0.1%
     200 Carematrix Corporation*                 6,125
 ---------------------------------------------------------
  Restaurants & Hotels - 0.1%
     200 CEC Entertainment, Inc.*                5,550
 ---------------------------------------------------------
  Retail - 3.9%
     125 99 Cents Only Stores*                   6,141
     300 Ames Deparment Stores, Inc.*            8,100
     300 Anntaylor Stores Corp.*                11,831
     500 Blair Corp.                            11,094
     200 Central Garden & Pet Co.*               2,875
     300 Department 56, Inc.*                   11,269
   1,400 Genesco, Inc.*                          7,962
     200 Genovese Drug Stores                    5,700
     400 Hancock Fabrics, Inc.                   3,350
     200 Haverty Furniture Cos., Inc.            4,200
     500 Heilig Meyers Co.                       3,344
     100 Henry Schein, Inc.*                     4,475
     400 Inacom Corp.*                           5,950
     200 Long Drug Stores, Inc.                  7,500
     500 Michaels Stores, Inc.*                  9,047
     200 Micro Warehouse, Inc.*                  6,762
     300 Musicland Stores Corp.*                 4,481
     500 Petsmart, Inc.*                         5,500
   1,250 Pier 1 Imports, Inc.                   12,109
     400 The Buckle, Inc.*                       9,600
     200 Transworld Entertainment Corp.*         3,813
     500 Unifirst Corporation                   11,406
     200 Williams-Sonoma, Inc.*                  8,063
     700 Zale Corp.*                            22,575
                                            ----------
                                               187,147
 ---------------------------------------------------------

  Shares Description                                     Value

  Common Stocks - (continued)
  Savings and Loans - 0.8%
     600 FirstFed Financial Corp.*                  $   10,725
   1,960 Sovereign Bancorp, Inc.                        27,930
                                                    ----------
                                                        38,655
 -----------------------------------------------------------------
  Semiconductors - 2.6%
     300 Aavid Thermal Technologies*                     5,063
     700 Anixter International, Inc.*                   14,218
     200 Benchmark Electronics, Inc.*                    7,325
     600 Brightpoint, Inc.*                              8,250
     200 CTS Corporation                                 8,700
     600 Cypress Semiconductor Corp.*                    4,987
     200 Dallas Semiconductor Corp.                      8,150
     400 Esterline Technologies Corp.*                   8,700
     200 Level One Communications, Inc.*                 7,100
     200 Marshall Industries, Inc.*                      4,900
     300 Methode Electronics, Inc.                       4,687
     100 Micrel, Inc.*                                   5,500
     400 Neomagic Corp.*                                 8,850
     200 Oak Industries, Inc.*                           7,000
     200 Pmc-Sierra, Inc.*                              12,625
     100 Sanmina Corp.*                                  6,250
     200 Smart Modular Technologies*                     5,550
                                                    ----------
                                                       127,855
 -----------------------------------------------------------------
  Software & Services - 1.1%
     300 Avant Corporation*                              4,800
     200 Complete Business Solution*                     6,775
     200 Computer Horizons Corp.*                        5,325
     186 DST Systems, Inc.*                             10,614
     200 Learning Company, Inc.*                         5,187
     300 New Era of Networks Inc*                       13,200
     100 Realnetworks, Inc.*                             3,588
     300 Systems & Computer Tech Corp.*                  4,125
                                                    ----------
                                                        53,614
 -----------------------------------------------------------------
  Specialty Finance & Agencies - 0.6%
     100 Rambus, Inc.*                                   9,625
   1,300 Resource Bancshares Mortgage Group, Inc.       21,531
                                                    ----------
                                                        31,156
 -----------------------------------------------------------------
  Specialty Retail - 1.0%
     700 Fingerhut Companies, Inc.                      10,806
     500 Goody's Family Clothing Inc.*                   5,016
     900 Handleman Co.*                                 12,656
     200 Insight Enterprises, Inc.*                     10,175
     200 Linens-n-Things, Inc.*                          7,925
     250 Pacific Sunwear of California, Inc.*            4,094
                                                    ----------
                                                        50,672
 -----------------------------------------------------------------
  Steel - 1.7%
     200 A. M. Castle & Co.                              3,000
   1,100 AK Steel Holding Corp.                         25,850
   1,500 Bethlehem Steel Corp.*                         12,562
     100 Cleveland Cliffs, Inc.                          4,031
     600 LTV Corp.                                       3,487

The accompanying notes are an integral part of these financial statements.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND

  Shares Description                             Value

  Common Stocks - (continued)
  Steel - (continued)
   1,700 National Steel Corp.               $   12,112
     400 Quanex Corp.                            9,025
     400 Reliance Steel & Aluminum Corp.        11,050
                                            ----------
                                                81,117
 ---------------------------------------------------------
  Supermarkets - 0.5%
   1,100 Fleming Companies, Inc.                11,412
     200 Great A&P Tea Co., Inc.                 5,925
     100 Whole Foods Market, Inc.*               4,838
                                            ----------
                                                22,175
 ---------------------------------------------------------
  Telecommunications - 0.2%
   1,900 Paging Network, Inc.*                   8,906
 ---------------------------------------------------------
  Telecommunications Equipment - 1.2%
      75 Ascend Communications, Inc.*            4,931
     300 Aspect Telecommunications Corp.*        5,175
     100 Concord Communications, Inc.*           5,675
     100 L-3 Communications Corp.*               4,656
     200 Plantronics, Inc.*                     17,200
     400 Polycom, Inc.*                          8,900
     300 Skytel Communications, Inc.*            6,638
     300 Tekelec*                                4,969
                                            ----------
                                                58,144
 ---------------------------------------------------------
  Textiles - 1.8%
     100 American Eagle Outfitters*              6,663
     300 Brown Group, Inc.                       5,269
     100 Footstar, Inc.*                         2,500
     300 Kellwood Company                        7,500
     200 Kenneth Cole Productions*               3,750
     500 Nautica Enterprises, Inc.*              7,500
     500 Oxford Industries, Inc.                14,125
     500 Phillips-van Heusen Corp.               3,594
     200 Quiksilver, Inc.*                       6,000
     100 Rayonier, Inc.                          4,594
     300 Russell Corp.                           6,094
     300 Springs Industries, Inc.               12,431
     200 Talbots, Inc.                           6,275
                                            ----------
                                                86,295
 ---------------------------------------------------------
  Tires & Rubber - 0.4%
     400 Bandag, Inc.                           15,975
     300 Mark IV Industries, Inc.                3,900
                                            ----------
                                                19,875
 ---------------------------------------------------------
  Tobacco - 0.3%
     700 Dimon Incorporated                      5,206
     300 Universal Corp.                        10,538
                                            ----------
                                                15,744
 ---------------------------------------------------------
  Transportation/Storage - 0.5%
     300 Alexander & Baldwin, Inc.               6,975
     100 Midwest Express Holdings*               2,631
     300 Overseas Shipholding Group              4,819

  Shares Description                                 Value

  Common Stocks - (continued)
  Transportation/Storage - (continued)
     200 Wisconsin Central Transportation*      $    3,438
     100 Xtra Corp.                                  4,138
                                                ----------
                                                    22,001
 --------------------------------------------------------------
  Trucking - 1.3%
   1,400 Consolidated Freightways Corp.*            22,225
   1,400 Rollins Truck Leasing Corp.                20,650
   1,000 Yellow Corp.*                              19,125
                                                ----------
                                                    62,000
 --------------------------------------------------------------
  Utilities - 2.2%
     200 Agl Resources, Inc.                         4,613
     600 California Water Services Group            18,787
     200 Equitable Resources, Inc.                   5,825
     100 Idacorp, Inc.                               3,619
     100 Laclede Gas Co.                             2,675
     300 Northwestern Corporation                    7,931
   1,200 Public Service Company of New Mexico       24,525
     100 South Jersey Industries                     2,619
     400 Southwestern Energy Co.                     3,000
     400 TNP Enterprises, Inc.                      15,175
     400 Ugi Corporation                             9,500
     200 United Water Resource, Inc.                 4,788
     100 Wps Resources Corp.                         3,525
                                                ----------
                                                   106,582
 --------------------------------------------------------------
  Waste Management - 0.1%
     100 Eastern Environment Services*               2,969
 --------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $4,534,117)                             $4,835,367
 --------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $4,534,117)(a)                          $4,835,367
 --------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in
  which value exceeds cost                      $  836,486
  Gross unrealized loss for investments in
  which cost exceeds value                        (546,676)
 --------------------------------------------------------------
  Net unrealized gain                           $  289,810
 --------------------------------------------------------------

  * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $4,545,557.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust Capital Growth Fund. This annual report covers the period from April 30, 1998, when the Fund began operations, through December 31, 1998.

                   Performance Review

                   From April 30, 1998 through December 31, 1998, the Fund generated a 13.40% aggregate total return. Over the same time period, the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested), generated an aggre-gate total return of 11.71%.

                   Investment Objective

                   The Fund seeks long-term capital growth, primarily through investments in a diversified portfolio of companies strate-gically poised for long-term growth.

                   Sector Performance

                   As bottom-up stock pickers, we focus on the real worth of the business, and to the extent that we find several busi-nesses in related industries that we believe have long-term growth potential, the Fund may develop an overweight in a given sector. Recently, the Fund benefited from positions in the consumer staples sector, which we find fundamentally attractive. All of the companies owned in this sector fit our strategy of owning the stocks of companies with per-ceived strong business franchises, dominant market posi-tions and sustainable growth rates.

                      GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

                   Portfolio Composition

                   Throughout the review period, in a market that rewarded consistency and sustainability of above-average earnings growth, the Fund benefited from our focus on companies that offer enduring, strategic, competitive advantages.

                   Top 10 Portfolio Holdings as of December 31, 1998*

                                                                                  Percentage of
              Company                                Line of Business              Net Assets
              -------                                ----------------             -------------
              Microsoft Corp.                        Software & Services               3.1%
              AES Corp.                              Energy Refining & Marketing       2.5
              Pfizer, Inc.                           Pharmaceuticals                   2.5
              Bristol-Myers Squibb Co.               Pharmaceuticals                   2.4
              Liberty Media Group                    Media & Communications            2.4
              Federal Home Loan Mortgage Corp.       Specialty Finance & Agencies      2.3
              General Electric Co.                   Appliance                         2.3
              BankAmerica Corp.                      Banks                             2.2
              Federal National Mortgage Association  Specialty Finance & Agencies      2.2
              CBS, Inc.                              Media & Communications            2.1

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, a result of significant technological ad-vances as well as generally stable political conditions worldwide. We believe that this trend, combined with favor-able demographic trends (such as the aging baby boom popu-lation and the spread of capitalism), will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which we believe provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantages of the companies we own -- based on the criteria mentioned above-- has the potential to withstand even an uncertain market en-vironment.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Growth Equity Management Team

                   January 29, 1999

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Performance Summary

December 31, 1998

 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made on April 30, 1998 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Capital Growth Fund's Lifetime Performance

 Growth of a $10,000 investment, Distributions Reinvested April 30, 1998 to December 31, 1998

                              (CHART APPEARS HERE)
                                       Capital              S&P 500
                                     Growth Fund             Index
                                     -----------             -----
           04/98                        10,000              10,000
           05/98                         9,720               9,828
           06/98                        10,280              10,227
           07/98                        10,189              10,118
           08/98                         8,590               8,655
           09/98                         9,120               9,209
           10/98                         9,960               9,958
           11/98                        10,539              10,562
           12/98                        11,340              11,171

                                                             Since Inception
  Aggregate Total Return through December 31, 1998(a)

  Capital Growth Fund (commenced April 30, 1998)                      13.40%
 ---------------------------------------------------------------------------

 (a) Represents aggregate total return since the Fund has not been in operation for a full 12 months.

                      GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND Statement of Investments
December 31, 1998

  Shares   Description                                   Value

  Common Stocks - 95.9%
  Advertising & Marketing - 1.6%
     1,400 Valassis Communications, Inc.*           $   72,275
 -----------------------------------------------------------------
  Appliance - 2.3%
     1,000 General Electric Co.                        102,062
 -----------------------------------------------------------------
  Banks - 7.4%
     1,600 BankAmerica Corp.                            96,200
     1,400 Bank One Corp.                               71,487
       750 Citigroup, Inc.                              37,125
       600 First Union Corp.                            36,487
     1,300 State Street Boston Corp.                    90,431
                                                    ----------
                                                       331,730
 -----------------------------------------------------------------
  Chemical Products - 0.7%
       300 Du Pont (E.I.) de Nemours & Co.              15,919
       200 Minnesota Mining and Manufacturing Co.       14,225
                                                    ----------
                                                        30,144
 -----------------------------------------------------------------
  Commercial Services - 1.4%
       900 Ecolab, Inc.                                 32,569
       700 Galileo International, Inc.                  30,450
                                                    ----------
                                                        63,019
 -----------------------------------------------------------------
  Consumer Staples - 6.0%
     1,400 Avon Products, Inc.                          61,950
       200 Clorox Co.                                   23,362
     1,000 Colgate Palmolive Co.                        92,875
       500 Gillette Co.                                 24,156
       700 Procter & Gamble Co.                         63,919
                                                    ----------
                                                       266,262
 -----------------------------------------------------------------
  Energy Refining & Marketing - 2.6%
     2,400 AES Corp.*                                  113,700
 -----------------------------------------------------------------
  Enterprise Systems - 3.1%
       800 EMC Corp.                                    68,000
       200 International Business Machines, Inc.        36,950
       400 Sun Microsystems, Inc.*                      34,250
                                                    ----------
                                                       139,200
 -----------------------------------------------------------------
  Entertainment & Leisure - 0.8%
     1,200 Marriott International, Inc.                 34,800
 -----------------------------------------------------------------
  Food & Beverages - 6.0%
       800 Coca Cola Co.                                53,500
     1,100 Nabisco Holdings Corp.                       45,650
     1,500 Pepsico, Inc.                                61,406
     1,900 Ralston Purina Co.                           61,513
       500 William Wrigley Jr. Co.                      44,781
                                                    ----------
                                                       266,850
 -----------------------------------------------------------------

  Shares    Description                              Value

  Common Stocks - (continued)
  Funeral Services - 2.0%
     2,400  Service Corp. International         $   91,350
 -------------------------------------------------------------
  Health Suppliers/Services - 1.5%
       800  Johnson & Johnson                       67,100
 -------------------------------------------------------------
  Healthcare Management - 0.9%
       500  Aetna, Inc.                             39,312
 -------------------------------------------------------------
  Insurance Brokers & Other Insurance - 0.5%
       400  AMBAC, Inc.                             24,075
 -------------------------------------------------------------
  Insurance-Life - 2.4%
       400  Hartford Life, Inc.                     23,300
       500  Nationwide Financial Services, Inc.     25,844
       700  SunAmerica, Inc.                        56,787
                                                ----------
                                                   105,931
 -------------------------------------------------------------
  Integrated Oil - 2.2%
       100  Atlantic Richfield Co.                   6,525
       400  Exxon Corp.                             29,250
       300  Mobil Corp.                             26,138
       500  Texaco, Inc.                            26,438
       300  Unocal Corp.                             8,756
                                                ----------
                                                    97,107
 -------------------------------------------------------------
  Internet Services - 1.0%
       300  America Online, Inc.*                   43,425
 -------------------------------------------------------------
  Media & Communications - 17.6%
     2,200  AH Belo Corp.                           43,862
       800  Cablevision Systems Corp.*              40,150
     2,900  CBS, Inc.                               94,975
       500  Central Newspapers, Inc.                35,719
     1,400  Chancellor Media Corp.*                 67,025
       400  Comcast Corp.                           23,475
       600  Gannett Co.                             38,700
     1,800  HBO & Co.                               51,637
     1,800  Infinity Broadcasting Corp.*            49,275
       700  Jacor Communications, Inc.*             45,062
       900  New York Times Co.                      31,219
     2,300  Liberty Media Group*                   105,944
     1,300  TCI Group*                              71,906
     1,000  Time Warner, Inc.                       62,062
       300  Tribune Co.                             19,800
       300  Ziff Davis, Inc.*                        4,744
                                                ----------
                                                   785,555
 -------------------------------------------------------------
  Oil & Gas Services - 1.3%
     1,300  Schlumberger, Ltd.                      59,963
 -------------------------------------------------------------
  Pharmaceuticals - 9.8%
     1,600  American Home Products Corp.            90,100
       800  Bristol-Myers Squibb Co.               107,050
       900  Pfizer, Inc.                           112,894
       800  Schering-Plough Corp.                   44,200
     1,100  Warner-Lambert Co.                      82,706
                                                ----------
                                                   436,950
 -------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Statement of Investments
December 31, 1998

   Shares  Description                                  Value

  Common Stocks - (continued)
  Recreational Products - 0.8%
     1,000 Hasbro, Inc.                            $   36,125
 ----------------------------------------------------------------
  Retail - 1.8%
     1,000 Wal-Mart Stores, Inc.                       81,437
 ----------------------------------------------------------------
  Semiconductors - 0.8%
       300 Intel Corp.                                 35,569
 ----------------------------------------------------------------
  Software & Services - 5.2%
     1,900 First Data Corp.                            60,206
     1,000 Microsoft Corp.*                           138,688
       700 Sterling Commerce, Inc.*                    31,500
                                                   ----------
                                                      230,394
 ----------------------------------------------------------------
  Specialty Finance & Agencies - 6.6%
       600 C.I.T. Group, Inc.                          19,088
     1,600 Federal Home Loan Mortgage Corp.           103,100
     1,300 Federal National Mortgage Association       96,200
     3,000 MBNA Corp.                                  74,813
                                                   ----------
                                                      293,201
 ----------------------------------------------------------------
  Specialty Retail - 1.8%
       600 Home Depot, Inc.                            36,713
     1,100 Tandy Corp.                                 45,306
                                                   ----------
                                                       82,019
 ----------------------------------------------------------------
  Supermarkets - 2.7%
       500 CVS Corp.                                   27,500
       600 Rite Aid Corp.                              29,738
     1,100 Walgreen Co.                                64,419
                                                   ----------
                                                      121,657
 ----------------------------------------------------------------
  Telecommunications - 1.0%
       600 MCI Worldcom, Inc.*                         43,050
 ----------------------------------------------------------------
  Telecommunications Equipment - 2.7%
       700 Cisco Systems, Inc.*                        64,969
       500 Lucent Technologies, Inc.                   55,000
                                                   ----------
                                                      119,969
 ----------------------------------------------------------------
  Tobacco - 1.4%
     1,200 Philip Morris Companies, Inc.               64,200
 ----------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $3,745,142)                                $4,278,431
 ----------------------------------------------------------------

  Principal Interest    Maturity
   Amount     Rate        Date         Value

  Repurchase Agreement - 2.2%
  Joint Repurchase Agreement Account(a)
  $100,000    4.89%      01/04/99 $  100,000
 --------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $100,000)                 $  100,000
 --------------------------------------------
  TOTAL INVESTMENTS
  (Cost $3,845,142)(b)            $4,378,431
 --------------------------------------------
  Federal Income Tax Informa-
   tion:
  Gross unrealized gain for
  investments in which value
  exceeds cost                    $  669,406
  Gross unrealized loss for
  investments in which cost
  exceeds value                     (137,940)
 --------------------------------------------
  Net unrealized gain             $  531,466
 --------------------------------------------

 * Non-income producing security.
 (a) The repurchase agreement is fully collateralized by Federal Agency obligations.
 (b) The aggregate cost for federal income tax purposes is $3,846,965.

 The percentage shown for each investment category reflects the value of in-vestments in that category as a percentage of total net assets.


The accompanying notes are an integral part of these financial statements.

                      GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP EQUITY FUND Shareholder Letter
 Dear Shareholders,
 The following is a report on the performance of the Goldman Sachs Variable Insurance Trust Mid Cap Equity Fund. This annual report covers the period from May 1, 1998, when the Fund began operations, through December 31, 1998.

                   Performance Review

                   From May 1, 1998 through December 31, 1998, the Fund gener-ated a negative return of 13.56%. Over the same time peri-od, the Fund's benchmark, the Russell Midcap Index, generated a negative return of 0.90%.

                   Early in the review period, stocks fared poorly in reaction to global economic uncertainties and a concomitant decline in liquidity. Investors sought security (Treasuries) and sold uncertainty (most stocks) with a vengeance. Stocks in the lower capitalization ranges, including mid-cap stocks, of which your Fund is primarily composed--suffered the steepest declines as a result. Although these stocks recov-ered somewhat toward the end of the period under review, they finished far behind large-cap stocks.

                   In addition to a capitalization bias, investors appeared to prefer growth versus value investing. This aspect of the market environment particularly affected the Fund's perfor-mance. We buy stocks that we believe are typically subject to uncertainty or pessimism; in our view these conditions create value buying opportunities. As of December 31, 1998, the average stock in the VIT Mid Cap Equity Fund was valued at only 12.4 times projected 1999 earnings and 1.7 times book value. The underlying stocks of the Russell Midcap In-dex were valued at 18.4 times projected 1999 earnings and
                   2.9 times book value, and the underlying stocks of the S&P 500 at 24.8 times projected 1999 earnings and 4.9 times book value. We believe that near-term uncertainty associ-ated with individual securities has resulted in a market discount in the values of the portfolio's securities. In our view, as uncertainty surrounding industry or company-specific problems, cyclical issues or reorganizations dis-sipates, the portfolio has the potential to achieve solid returns as the long-term earnings and cash flow potential of the Fund's holdings are realized.

                   Investment Objective

                   The Fund seeks long-term capital growth, primarily through equity securities of companies with public stock market capitalizations within the range of the market capitaliza-tion of companies constituting the Russell Midcap Index at the time of investment. (Currently, between $400 million and $16 billion at the time of investment.)

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP EQUITY FUND
Shareholder Letter

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1998*

                                                                     Percentage of
              Company            Line of Business                     Net Assets
              -------            ----------------                    -------------
              CMP Group, Inc.    Utilities                                2.7%
              Aetna, Inc.        Healthcare Management                    2.7
              Avnet Inc.         Electronics                              2.5
              Georgia-Pacific
               Corp.             Forest Products                          2.3
              Loews Corp.        Insurance Brokers & Other Insurance      2.3
              Pacific Century
               Financial Corp.   Banks                                    2.3
              Vishay
               Intertechnology,
               Inc.              Electronics                              2.0
              Quantum Corp.      Personal Computers and Peripherals       1.9
              Tenet Healthcare
               Corp.             Healthcare Management                    1.9
              Quest
               Diagnostics,
               Inc.              Healthcare Management                    1.8

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   We remain enthusiastic about the potential long term value offered by mid-cap companies, particularly those comprising the portfolio. In our view, the asset class became tremen-dously discounted during the past year relative to larger cap issues. We believe the discounted valuations will re-attract capital and drive valuations to historical means, with mid caps trading more in line with larger companies. In all environments, we perform rigorous, first-hand re-search into mid cap stocks which trade at a discount to the market and their peers due to uncertainty or obscurity. We aim to exploit anomalies by investigating what is misunder-stood or undiscovered by the marketplace. Mid cap stocks' recovery at the end of the period from third quarter lows strengthens our conviction that our disciplined value-based approach has the potential to deliver strong returns to the long-term investor.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Value Portfolio Management Team

                   January 29, 1999

                      GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP EQUITY FUND

Performance Summary

December 31, 1998

 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made on May 1, 1998 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (the Russell Midcap Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.


 Mid Cap Equity Fund's Lifetime Performance

 Growth of a $10,000 investment, Distributions Reinvested May 1, 1998 to December 31, 1998

 [CHART APPEARS HERE]
                             Mid Cap       Russell Mid
                             Equity         Cap Index
                             ------         ---------
          5/1/98             10,000          10,000
           05/98              9,710           9,690
           06/98              9,400           9,825
           07/98              8,760           9,356
           08/98              7,400           7,859
           09/98              7,820           8,368
           10/98              8,230           8,938
           11/98              8,530           9,362
           12/98              8,644           9,910

                                                             Since Inception
  Aggregate Total Return through December 31, 1998(a)

  Mid Cap Fund (commenced May 1, 1998)                               -13.56%
 ---------------------------------------------------------------------------

 (a) Represents aggregate total return since the Fund has not been in operation for a full 12 months.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP EQUITY FUND
Statement of Investments
December 31, 1998

   Shares  Description                                 Value

  Common Stocks - 70.3%
  Air Freight, Truck & Other - 1.4%
     2,100 CNF Transportation, Inc.               $   78,881
 ---------------------------------------------------------------
  Auto Suppliers - 4.1%
       500 Federal-Mogul Corp.                        29,750
     1,300 Lear Corp.*                                50,050
     2,200 Lucasvarity PLC ADR                        73,700
     1,200 Magna International, Inc.                  74,400
                                                  ----------
                                                     227,900
 ---------------------------------------------------------------
  Banks - 4.0%
     5,200 Pacific Century Financial Corp.           126,750
     2,100 Republic New York Corp.                    95,681
                                                  ----------
                                                     222,431
 ---------------------------------------------------------------
  Chemical Products - 1.0%
     2,100 IMC Global, Inc.                           44,888
       400 Olin Corp.                                 11,325
                                                  ----------
                                                      56,213
 ---------------------------------------------------------------
  Construction/Environmental Services - 1.0%
     1,900 Browning-Ferris Industries, Inc.           54,031
 ---------------------------------------------------------------
  Consumer Staples - 0.9%
     5,900 Perrigo Co.*                               51,994
 ---------------------------------------------------------------
  Department Stores - 2.0%
     1,200 Federated Department Stores, Inc.*         52,275
     1,400 Sears Roebuck & Co.                        59,500
                                                  ----------
                                                     111,775
 ---------------------------------------------------------------
  Electronics - 4.5%
     2,300 Avnet, Inc.                               139,150
     7,750 Vishay Intertechnology, Inc.*             112,375
                                                  ----------
                                                     251,525
 ---------------------------------------------------------------
  Energy Refining & Marketing - 1.7%
     3,100 Tosco Corp.                                80,213
       600 USX-Marathon Group, Inc.                   18,075
                                                  ----------
                                                      98,288
 ---------------------------------------------------------------
  Entertainment & Leisure - 3.4%
     3,400 Hilton Hotels Corp.                        65,025
     3,200 Mirage Resorts, Inc.*                      47,800
     1,600 Tricon Global Restaurants, Inc.*           80,200
                                                  ----------
                                                     193,025
 ---------------------------------------------------------------
  Forest Products - 4.8%
     1,300 Georgia-Pacific Corp.                      76,131
     5,500 Georgia-Pacific Corp. (Timber Group)      130,969
     4,061 Smurfit-Stone Container Corp.*             64,215
                                                  ----------
                                                     271,315
 ---------------------------------------------------------------

   Shares  Description                                    Value

  Common Stocks - (continued)
  Healthcare Management - 6.4%
     1,900 Aetna, Inc.                               $  149,387
     5,800 Quest Diagnostics Inc.*                      103,312
     4,000 Tenet Healthcare Corp.*                      105,000
                                                     ----------
                                                        357,699
 ------------------------------------------------------------------
  Insurance Brokers & Other Insurance - 2.3%
     1,300 Loews Corp.                                  127,725
 ------------------------------------------------------------------
  Insurance-Life - 0.8%
       400 Reliastar Financial Corp.                     18,450
       700 Torchmark Corp.                               24,719
                                                     ----------
                                                         43,169
 ------------------------------------------------------------------
  Insurance-Property and Casualty - 2.2%
       800 Allmerica Financial Corp.                     46,300
     1,200 CNA Financial Corp.*                          48,300
       700 Everest Reinsurance Holdings, Inc.            27,256
                                                     ----------
                                                        121,856
 ------------------------------------------------------------------
  Integrated Oil - 1.9%
     1,000 Elf Aquitaine ADR                             56,625
     2,900 Occidental Petroleum Corp.                    48,938
                                                     ----------
                                                        105,563
 ------------------------------------------------------------------
  Investment Brokers & Managers - 1.7%
        68 Waddell & Reed Financial, Inc.                 1,611
     3,993 Waddell & Reed Financial, Inc. Class B*       92,837
                                                     ----------
                                                         94,448
 ------------------------------------------------------------------
  Logistics/Rail - 1.2%
     3,700 Canadian Pacific, Ltd.                        69,837
 ------------------------------------------------------------------
  Media & Communications - 3.0%
     2,300 AH Belo Corp.                                 45,856
     1,800 Dun & Bradstreet Corp.                        56,813
     1,900 New York Times Co.                            65,906
                                                     ----------
                                                        168,575
 ------------------------------------------------------------------
  Oil & Gas Services - 2.8%
     2,700 Baker Hughes, Inc.                            47,756
     2,200 Transocean Offshore, Inc.                     58,988
     1,600 Veritas DGC, Inc.*                            20,800
     1,600 Weatherford International*                    31,000
                                                     ----------
                                                        158,544
 ------------------------------------------------------------------
  Packaging - 1.6%
     1,400 Crown Cork & Seal, Inc.                       43,138
       900 Sealed Air Corp.*                             45,956
                                                     ----------
                                                         89,094
 ------------------------------------------------------------------
  Personal Computers and Peripherals - 1.9%
     5,100 Quantum Corp.*                               108,375
 ------------------------------------------------------------------
  Recreational Products - 1.3%
     2,000 Hasbro, Inc.                                  72,250
 ------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP EQUITY FUND

   Shares  Description                        Value

  Common Stocks - (continued)
  Specialty Finance & Agencies - 1.8%
     1,600 C.I.T. Group, Inc.            $   50,900
       900 Finova Group, Inc.                48,544
                                         ----------
                                             99,444
 ------------------------------------------------------
  Specialty Retail - 1.1%
     3,600 Toys R Us, Inc.*                  60,750
 ------------------------------------------------------
  Steel - 3.2%
     2,400 AK Steel Holding Corp.            56,400
     5,900 Ispat International NV            45,725
     4,200 Ucar International, Inc.*         74,813
                                         ----------
                                            176,938
 ------------------------------------------------------
  Supermarkets - 1.2%
     6,500 Fleming Companies, Inc.           67,437
 ------------------------------------------------------
  Textiles - 0.8%
     3,300 Fruit of the Loom, Inc.*          45,581
 ------------------------------------------------------
  Tire & Other Related Rubber Products - 0.9%
     1,000 Goodyear Tire & Rubber Co.        50,437
 ------------------------------------------------------
  Tobacco - 2.0%
     1,600 RJR Nabisco Holdings, Corp.       47,500
     1,900 UST, Inc.                         66,263
                                         ----------
                                            113,763
 ------------------------------------------------------
  Utilities - 3.4%
     8,000 CMP Group, Inc.                  151,000
     2,400 Northeast Utilities*              38,400
                                         ----------
                                            189,400
 ------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $4,093,358)                      $3,938,263
 ------------------------------------------------------

  Principal               Interest                         Maturity
   Amount                   Rate                             Date                              Value

  U.S. Treasury Obligation - 1.1%
  United States Treasury Bill
   $60,000                4.57%(a)                         02/04/99                           59,738
 ---------------------------------------------------------------------------------------------------
  TOTAL U.S. Treasury Obligation
  (Cost $59,738)                                                                            $ 59,738
 ---------------------------------------------------------------------------------------------------

  Principal              Interest                       Maturity
    Amount                 Rate                           Date                              Value

  Repurchase Agreement - 30.3%
  Joint Repurchase Agreement Account(b)
  $1,700,000              4.89%                         01/04/99                       $1,700,000
 -------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,700,000)                                                                    $1,700,000
 -------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $5,853,096)(c)                                                                 $5,698,001
 -------------------------------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
   value exceeds cost
                                                                                       $  200,558
  Gross unrealized loss for investments in which
   cost exceeds value
                                                                                         (397,485)
 -------------------------------------------------------------------------------------------------
  Net unrealized loss                                                                  $ (196,927)
 -------------------------------------------------------------------------------------------------

 Futures contracts open at December 31, 1998 are as follows:

                       Number of
                       Contracts Settlement Unrealized
  Type                  Long(d)    Month       Gain

 -----------------------------------------------------
  S&P 500 Stock Index      3     March 1999 $ 42,855
 -----------------------------------------------------

  * Non-income producing security.
 (a) The interest rate disclosed for this security represents the effective yield to maturity and is being segregated as collateral for open futures contracts.
 (b) The repurchase agreement is fully collateralized by Federal Agency obligations and is being segregated as collateral for open futures contracts.
 (c) The aggregate cost for federal income tax purposes is $5,894,928.
 (d) Each S&P 500 Stock Index represents $250,000 in notional par value. The total net notional amount and net market value are $750,000 and $934,125, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust International Equity Fund. This annual report covers the period from January 12, 1998, when the Fund began operations, through December 31, 1998.

                   Performance Review

                   From January 12, 1998 through December 31, 1998, the Fund generated a 20.07% aggregate total return. Over the same time period, the Fund's benchmark, the FT/Actuaries EuroPac Total Return Index (unhedged with dividends reinvested), generated an aggregate total return of 22.84%.

                   The Fund outperformed its benchmark for most of the year. However, in the final three months of the period under re-view, stock selection in both Japan and Europe slightly hurt performance. In Japan, the Fund suffered from over-weight positions in a number of export oriented companies within the technology sector. All of these stocks suffered from unprecedented yen strength in the month of October. Also in the fourth quarter, the Fund was somewhat disadvan-taged by its lack of exposure to Japanese banks, which per-formed strongly in October, although the underweight bank position in general benefited the Fund over the year.

                   In Europe, strong first half performance was impacted by the increased volatility in the markets in September and October. However, the positioning towards strong business franchises in sectors we believe offer good structural growth prospects, strong cash generation and reinvestment opportunities allowed the portfolio to benefit from the substantial market re-rating of November and December. Spe-cifically, the business services sector and the telecommu-nications sector continue to feature prominently in the portfolio. Although the financials sector is facing unprec-edented change and consolidation with the advent of the Eu-ro, we also see a number of competitive threats facing the sector. Accordingly, the portfolio is only neutrally weighted in European banks, with exposure to selected banks possessing strong franchise value.

                   Investment Objective

                   The Fund seeks long-term capital appreciation, primarily through equity securities of companies that are organized outside the United States or whose securities are princi-pally traded outside the United States.

                GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

                   Portfolio Composition

                   As of December 31, 1998, 95.6% of the Fund was invested in equity securities, with the remaining position in cash.

                   Top 10 Portfolio Holdings as of December 31, 1998*

                                                                  Percentage of
              Company       Country        Line of Business        Net Assets
              -------       -------        ----------------       -------------
              Bank of
               Ireland      Ireland        Banks                       3.3%
              Rentokil
               Initial PLC  United Kingdom Business Services           3.1
              TNT Post
               Groep NV     Netherlands    Business Services           3.1
              Wolters
               Kluwer NV    Netherlands    Media & Communications      2.8
              Dexia France  France         Banks                       2.7
              VNU           Netherlands    Media & Communications      2.6
              Telecom
               Italia
               Mobile SPA   Italy          Utilities                   2.6
              Misys PLC     United Kingdom Business Services           2.6
              Glaxo
               Wellcome
               PLC          United Kingdom Pharmaceuticals             2.4
              Elf
               Aquitaine    France         Oil & Gas                   2.3

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   . Europe--With the advent of the single currency, the euro, prospects for equities are bright. We believe that the consolidation process within industries will continue un-abated, and as companies strive to lower their costs and to dominate in Europe, investors will benefit. The Fund remains overweight in continental Europe, which, from a research perspective, is increasingly viewed as a single region. In comparison, the UK economy has slowed consid-erably, and expectations for earnings growth in the UK are modest.

                   . Japan--Japan's economy is expected to contract more than
                     2% over the fiscal year ending March 1999, and lackluster performance is expected to continue into the following fiscal year. Faced with weak domestic demand, the govern-ment is expected to implement stimulatory economic pack-ages, including tax cuts, which we believe could have a positive impact on bottom-line earnings next year given the continued cost-cutting efforts of Japanese companies. To be fair, the corporate earnings forecast for the cur-rent fiscal year has been downgraded after a difficult first half. However, weak market performance over the summer, in our opinion, indicates that the current year's poor earnings have already been discounted in stock pric-es. In addition, earnings for the next fiscal year are expected to rise, with a weak first half followed by a recovery in the second half due to the bottoming-out of domestic demand. If the outlook for the economy stops de-teriorating, and we find any signs of a pick-up in corporate earnings, in-vestors will likely find the market attractive given inex-pensive valuation levels relative to interest rates and to the book value of shareholders' equity.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Shareholder Letter

                   . Asia--The sharp appreciation of most Asian stock markets between September and November 1998 was driven by a con-fluence of events, the most important of which were grow-ing account surpluses, the stability and appreciation of Asian currencies led by the Yen, a sharp drop in interest rates in several countries and a "buying panic" by insti-tutional investors who were very underweight in Asia. This liquidity rally lifted a wide range of stocks with-out particular regard to company-specific considerations. Macro risks going forward include a slowing of the U.S. and European economies and a possible renewed weakness in the Yen. We also believe that investors will begin to fo-cus on the timing of economic recoveries in Asian coun-tries, as well as a possible earnings recovery for many companies. Therefore, bottom-up stock selectivity will become more important in the coming year, since not all companies or sectors will participate equally in the eco-nomic recovery. We intend to continue our focus on find-ing companies whose earnings we believe are likely to grow sharply as these economies recover.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs International Equity Management Team

                   January 29, 1999

                GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 1998

 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made on January 12, 1998 (commencement of operations). For compara-tive purposes, the performance of the Fund's benchmark (FT Euro-Pac Unhedged) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their origi-nal cost.

 International Equity Fund's Lifetime Performance

 Growth of a $10,000 investment, Distributions Reinvested January 12, 1998 to December 31, 1998

 [CHART APPEARS HERE]
                                  Intl          Equity
                                  Fund          FT Euro
                                  ----          -------
         1/12/98                 10,000         10,000
           01/98                 10,350         10,789
           02/98                 11,040         11,478
           03/98                 11,671         11,802
           04/98                 11,841         11,845
           05/98                 12,131         11,820
           06/98                 11,952         11,835
           07/98                 11,982         11,911
           08/98                 10,702         10,442
           09/98                 10,352         10,162
           10/98                 10,832         11,245
           11/98                 11,402         11,861
           12/98                 12,007         12,284

                                                              Since Inception
  Aggregate Total Return through December 31, 1998(a)

  International Equity Fund (commenced January 12, 1998)               20.07%
 ----------------------------------------------------------------------------

 (a) Represents aggregate total return since the Fund has not been in operation for a full 12 months.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Statement of Investments
December 31, 1998

  Shares Description                                                 Value

  Common Stocks - 93.4%
  Australian Dollar - 2.8%
   2,800 AMP, Ltd. (Insurance)                                  $   35,474
  13,800 Fosters Brewing Group, Ltd. (Alcohol)                      37,377
   3,768 Lend Lease Corp. (Financial Services)                      50,797
   4,550 Tab Corp Holdings, Ltd. (Entertainment & Leisure)          27,882
  15,500 Telstra Corp. (Utilities)                                  72,471
   7,100 Westpac Banking Corp. (Banks)                              47,510
  12,200 Woolworths, Ltd. (Retail)                                  41,536
                                                                ----------
                                                                   313,047
 -----------------------------------------------------------------------------
  British Pound Sterling  - 14.2%
   7,812 Glaxo Wellcome PLC (Pharmaceuticals)                      268,923
  11,804 Great Universal Stores PLC (Retail)                       124,531
  23,798 Hays PLC (Business Services)                              209,552
  38,949 Misys PLC (Business Services)                             286,019
  46,164 Rentokil Initial PLC (Business Services)                  348,972
  17,658 Select Appointments Holdings PLC (Business Services)      181,890
  10,753 Vodafone Group PLC (Utilities)                            174,721
                                                                ----------
                                                                 1,594,608
 -----------------------------------------------------------------------------
  Danish Krone - 1.8%
   1,995 ISS International Service System (Business Services)      129,775
     515 Novo-Nordisk A/S (Pharmaceuticals)                         67,973
                                                                ----------
                                                                   197,748
 -----------------------------------------------------------------------------
  French Franc - 12.3%
   1,551 Axa (Insurance)                                           224,702
   1,930 Dexia France (Banks)                                      297,215
     597 Vivendi (Utilities)                                       154,829
   2,276 Elf Aquitaine (Oil & Gas)                                 262,976
   2,325 STMicroelectronics (Electronics)                          182,973
   1,556 Societe Generale (Banks)                                  251,866
                                                                ----------
                                                                 1,374,561
 -----------------------------------------------------------------------------
  Hong Kong Dollar - 1.9%
   5,000 Asia Satellite Telecom Holdings, Ltd. (Utilities)           8,906
  13,000 Cheung Kong Holdings, Ltd. (Real Estate)                   93,545
  42,000 China Telecom (Hong Kong), Ltd. (Utilities)                72,642
   8,000 CLP Holdings, Ltd. (Utilities)                             39,858
                                                                ----------
                                                                   214,951
 -----------------------------------------------------------------------------
  Irish Punt - 3.3%
  16,528 Bank of Ireland (Banks)                                   367,491
 -----------------------------------------------------------------------------

  Shares Description                                             Value

  Common Stocks - (continued)
  Italian Lira - 3.5%
   3,085 Arnoldo Mondadori Editore SPA (Utilities)          $   40,768
  92,618 SEAT Pagine Gialle (Media & Communications)            71,139
  38,903 Telecom Italia Mobile SPA (Utilities)                 287,046
                                                            ----------
                                                               398,953
 -------------------------------------------------------------------------
  Japanese Yen - 21.6%
   2,500 Aderans Company, Ltd. (Retail)                         77,621
   6,000 Canon, Inc. (Computers/Office)                        128,173
   3,400 Circle K Japan Co. (Retail)                           149,474
   4,000 Fuji Photo Film, Ltd. (Entertainment & Leisure)       148,607
   1,300 Ito En, Ltd. (Food & Beverages)                        67,041
   7,000 Kao Corp. (Consumer Goods)                            157,895
  11,000 Kirin Brewery, Ltd. (Alcohol)                         140,115
   7,000 Kokuyo Company, Ltd. (Computers/Office)                94,180
   3,000 Mirai Industry Company, Ltd. (Electronics)             29,987
  25,000 Mitsui Marine & Fire (Insurance)                      131,579
  10,000 NGK Insulators, Ltd. (Diversified Industrial
         Manufacturing)                                        128,881
   1,300 Nintendo Company, Ltd. (Entertainment & Leisure)      125,918
       3 NTT Mobile Communications (Utilities)                 123,395
   1,000 Rohm Co. (Electronics)                                 91,022
   8,000 Sankyo Company, Ltd. (Pharmaceuticals)                174,790
   1,100 SMC Corp. (Industrial Machinery)                       87,766
   2,000 Takefuji Corp. (Financial Services)                   145,953
   2,000 TDK Corp. (Consumer Goods)                            182,751
   8,000 Toppan Forms Company, Ltd. (Printing)                 142,238
   3,000 Yamanouchi Pharmaceutical (Pharmaceuticals)            96,594
                                                            ----------
                                                             2,423,980
 -------------------------------------------------------------------------
  Netherlands Guilder - 12.3%
   1,939 Aegon NV (Insurance)                                  238,001
   2,974 Benckiser NV (Consumer Goods)                         194,710
  10,691 TNT Post Groep NV (Business Services)                 344,284
   7,625 VNU (Media & Communications)                          287,353
   1,470 Wolters Kluwer NV (Media & Communications)            314,391
                                                            ----------
                                                             1,378,739
 -------------------------------------------------------------------------
  Portuguese Escudo - 1.5%
   7,516 Electricidade de Portugal SA (Utilities)              165,554
 -------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

  Shares Description                                            Value

  Common Stocks - (continued)
  Singapore Dollar - 0.6%
   3,000 Singapore Airlines, Ltd. (Transportation)        $    21,987
   4,000 Singapore Press Holdings, Ltd. (Media &
         Communications)                                       43,610
                                                          -----------
                                                               65,597
 ------------------------------------------------------------------------
  Spanish Peseta - 3.1%
  10,275 Banco Santander SA (Banks)                           203,881
   3,277 Telefonica de Espana SA (Utilities)                  145,496
                                                          -----------
                                                              349,377
 ------------------------------------------------------------------------
  Swedish Krona - 6.9%
   6,090 Ericsson Telecommunications (Computers/Office)       144,664
  15,942 Securitas AB (Business Services)                     247,230
   8,099 Skandia Forsakring (Insurance)                       123,606
   9,969 ForeningSparbanken AB (Banks)                        257,667
                                                          -----------
                                                              773,167
 ------------------------------------------------------------------------
  Swiss Franc - 7.6%
     452 Adecco SA (Business Services)                        206,307
     115 Nestle SA (Food & Beverages)                         250,309
     114 Novartis AG (Pharmaceuticals)                        224,066
     548 UBS AG (Banks)                                       168,345
                                                          -----------
                                                              849,027
 ------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $9,174,972)                                       $10,466,800
 ------------------------------------------------------------------------
  Preferred Stock - 2.2%
  German Deutschemark - 2.2%
   2,749 Henkel KGAA - Vorzug (Chemical Products)         $   245,770
 ------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
  (Cost $193,435)                                         $   245,770
 ------------------------------------------------------------------------
  Rights - 0.0%
  Spanish Peseta - 0.0%
   3,277 Telefonica de Espana SA* (Utilities)             $     2,905
 ------------------------------------------------------------------------
  TOTAL RIGHTS
  (Cost $0)                                               $     2,905
 ------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $9,368,407)(a)                                    $10,715,475
 ------------------------------------------------------------------------

 ----------------------------
  Federal Income
  Tax Informa-
  tion:
  Gross
  unrealized gain
  for investments
  in which value
  exceeds cost    $1,626,347
  Gross
  unrealized loss
  for investments
  in which cost
  exceeds value     (291,763)
 ----------------------------
  Net unrealized
  gain            $1,334,584
 ----------------------------

  *Non-income producing security.
 (a)The aggregate cost for federal income tax purposes is $9,380,891.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

  Common and Preferred Stock
  Industry Concentrations
  Alcohol             1.3%
  Banks              14.2
  Business Services  17.4
  Chemical Products   2.2
  Computers/Office    3.3
  Consumer Goods      4.8
  Diversified
  Industrial
  Manufacturing       1.2
  Electronics         2.7
  Entertainment &
  Leisure             2.7
  Financial
  Services            1.8
  Food & Beverages    2.8
  Industrial
  Machinery           0.8
  Insurance           7.1
  Media &
  Communications      6.4
  Oil & Gas           2.2
  Pharmaceuticals     7.4
  Printing            1.3
  Real Estate         0.8
  Retail              3.5
  Transportation      0.2
  Utilities          11.5
 -----------------------------
  TOTAL COMMON AND
  PREFERRED STOCK    95.6%
 -----------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust Global Income Fund. This annual report covers the period from January 12, 1998, when the Fund began operations, through December 31, 1998.

                   Performance Review

                   From January 12, 1998 through December 31, 1998, the Fund generated an 8.29% aggregate total return. Over the same time period, the Fund's benchmark, the JP Morgan Global Government Bond Index (hedged into U.S. dollars), generated an aggregate total return of 9.77%.

                   The primary factor behind the Fund's slight underperformance relative to its benchmark was the Fund's overweight position in New Zealand bonds during the first quarter of 1998.

                   Investment Objective

                   The Fund seeks high total return, emphasizing current in-come and, to a lesser extent, providing opportunities for capital appreciation, primarily through investments in fixed income securities of U.S. and foreign issuers and foreign currencies.

                   Portfolio Composition

                   Top Portfolio Holdings (by currency) as of December 31,
                   1998*

                                                                 Percentage of
              Bonds Denomination                                  Net Assets
              ------------------                                 -------------
              United States Dollar                                   42.2%
              British Pound Sterling                                 13.9
              Japanese Yen                                           10.5
              German Deutschemark                                     9.6
              Danish Krone                                            5.1
              Italian Lira                                            4.2
              Spanish Peseta                                          2.8
              Canadian Dollar                                         1.8
              French Franc                                            1.0

                   * Opinions expressed in this report represent our present opinions only. Reference to individual bonds should not be construed as a commitment that such bonds will be retained in the Fund. From time to time, the Fund may change the in-dividual bonds it holds, the number or types of bonds held and the markets in which it invests. References to individ-ual bonds do not constitute a recommendation to the in-vestor to buy, hold or sell such bonds. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND

                   Outlook

                   We believe conditions remain favorable for bond markets globally with inflationary pressures continuing to decline and economic conditions remaining sluggish. Furthermore, the economic problems facing Brazil may intensify, which could cause a further bout of economic weakness. In the U.S., economic data remains buoyant with housing activity and consumer confidence at historically high levels. Howev-er, we expect that Treasuries will be supported by a favor-able inflationary environment and by the expectations that the weak global economy will ultimately impact the U.S. economy -- especially if conditions were to deteriorate in South America.

                   Within the EMU region, weak manufacturing activity, high levels of unemployment, deteriorating business and consumer confidence, and falling commodity prices are all counter-acting inflationary pressures that are beneficial for bonds. Similarly, in the UK, weakness in the manufacturing and export sectors, as well as extremely poor business con-fidence, should place downward pressure on UK bond yields.

                   We believe the rise in yields in Japan has been caused by supply side fears, and not an improvement in Japan's eco-nomic outlook. The steepness of the yield curve and the magnitude of the fall mean that the argument for underweighting Japanese bonds has weakened in recent days, and it is possible that Japanese bonds will remain firm in the short term.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Global Income Management Team

                   London, January 29, 1999

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND

Performance Summary

December 31, 1998

 The following graph shows the value as of December 31, 1998, of a $10,000 in-vestment made on January 12, 1998. For comparative purposes, the performance of the Fund's benchmark (the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars (the "J.P. Morgan GGB Index - $ Hedged")) is shown. This per-formance data represents past performance and should not be considered indic-ative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original costs.

 Global Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested January 12, 1998 to December 31, 1998

 [CHART APPEARS HERE]
                                 Global        J.P. Morgan
                                 Income         GGB Index
                                 ------         ---------
         1/12/98                 10,000          10,000
           01/98                  9,950           9,993
           02/98                  9,980          10,034
           03/98                 10,090          10,099
           04/98                 10,130          10,149
           05/98                 10,250          10,276
           06/98                 10,270          10,350
           07/98                 10,340          10,416
           08/98                 10,530          10,653
           09/98                 10,840          10,925
           10/98                 10,750          10,901
           11/98                 10,810          10,978
           12/98                 10,829          10,977

                                                                 Since Inception
  Aggregate Annual Total Return through December 31, 1998(a)

  Global Income Fund (commenced January 12, 1998)                          8.29%
 -------------------------------------------------------------------------------

 (a) Represents aggregate total return since the Fund has not been in operation for a full 12 months.

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND Statement of Investments
December 31, 1998

      Principal                Interest              Maturity
        Amount(a)                Rate                  Date                  Value

  Foreign Debt Obligations - 43.5%
  British Pound Sterling - 10.7%
  United Kingdom Treasury
  BPS          200,000         9.50%                 10/25/04(b)           $  416,264
               100,000         7.75                  09/08/06(b)              201,208
                                                                           ----------
                                                                           $  617,472
 ------------------------------------------------------------------------------------
  Canadian Dollar - 1.8%
  Government of Canada
  CAD          150,000         6.00%                 06/01/08(b)           $  106,232
 ------------------------------------------------------------------------------------
  Danish Krone - 5.1%
  Kingdom of Denmark
  DKK        1,600,000         8.00%                 05/15/03(b)           $  291,807
 ------------------------------------------------------------------------------------
  French Franc - 1.0%
  Government of France
  FRF          200,000         8.50%                 04/25/23(b)           $   55,395
 ------------------------------------------------------------------------------------
  German Deutschemark - 7.4%
  Federal Republic of Germany
  DEM          300,000         6.00%                 01/04/07              $  206,381
               300,000         6.25                  01/04/24(b)              216,679
                                                                           ----------
                                                                           $  423,060
 ------------------------------------------------------------------------------------
  Italian Lira - 4.2%
  Republic of Italy
  ITL       70,000,000         6.75%                 07/01/07(b)           $   50,586
           200,000,000         9.00                  11/01/23(b)              189,878
                                                                           ----------
                                                                           $  240,464
 ------------------------------------------------------------------------------------
  Japanese Yen - 10.5%
  Asian Development Bank
  JPY       20,000,000         5.63%                 02/18/02              $  200,749
  Government of Japan
            40,000,000         0.90                  12/22/08(b)              313,100
  International Bank for Reconstruction and Development
            10,000,000         2.00                  02/18/08                  87,990
                                                                           ----------
                                                                           $  601,839
 ------------------------------------------------------------------------------------
  Spanish Peseta - 2.8%
  Government of Spain
  ESP       20,000,000         6.00%                 01/31/08(b)           $  161,976
 ------------------------------------------------------------------------------------
  TOTAL FOREIGN DEBT OBLIGATIONS
  (Cost $2,408,994)                                                        $2,498,245
 ------------------------------------------------------------------------------------
  Corporate Bonds - 24.3%
  British Pound Sterling - 3.2%
  Abbey National Treasury
  BPS          100,000         8.00%                 04/02/03              $  183,051
 ------------------------------------------------------------------------------------
  German Deutschemark - 2.2%
  Baden-Wuerttembergische Land--Finance
  DEM          200,000         5.38%                 02/05/10              $  129,478
 ------------------------------------------------------------------------------------

      Principal                Interest               Maturity
      Amount(a)                  Rate                   Date                   Value

  Corporate Bonds - continued
  United States Dollar - 18.9%
  Bayerische Landesbank Girozentrale
  USD         250,000         6.63%                   06/25/07               $  264,610
  Ford Motor Credit Corp.
              200,000         6.13                    04/28/03                  203,624
  International Bank for Reconstruction and Development
              100,000         5.63                    03/17/03                  101,163
              100,000         5.75                    02/06/08                  103,610
  Merrill Lynch and Company, Inc.
              100,000         6.00                    02/12/03                  101,500
  Nederlandse Waterschapsbank
              100,000         6.13                    02/13/08                  104,277
  Ontario Hydro
              100,000         6.10                    01/30/08(b)               104,283
  Prudential Insurance Company of America
              100,000         6.38                    07/23/06                  102,070
                                                                             ----------
                                                                             $1,085,137
 --------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $1,353,196)                                                          $1,397,666
 --------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 23.3%
  United States Treasury Bond
  USD         100,000               6.75%            08/15/26(b)             $  119,796
  United States Treasury Notes
              300,000               5.38             01/31/00(b)                302,250
              100,000               6.25              02/15/03                  105,750
              650,000               7.00             07/15/06(b)                740,084
               60,000               6.63             05/15/07(b)                 67,472
 --------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,303,679)                                                          $1,335,352
 --------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $5,065,869)(c)                                                       $5,231,263
 --------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Statement of Investments
December 31, 1998

 ---------------------------
  Federal Income Tax
  Information:
  Gross
  unrealized gain
  for investments
  in which value
  exceeds cost    $ 194,013
  Gross
  unrealized loss
  for investments
  in which cost
  exceeds value     (30,476)
 ---------------------------
  Net unrealized
  gain            $ 163,537
 ---------------------------

 (a) The principal amount of each security is stated in the currency in which the bond is denominated. See below.
  BPS   = British Pound Sterling
                  ITL   = Italian Lira
  CAD   = Canadian Dollar
                  JPY   = Japanese Yen
  DKK   = Danish Krone
                  ESP   = Spanish Peseta
  DEM   = German Deutschemark
                  USD   = United States Dollar
  FRF   = French Franc

 (b) The security is being segregated as collateral for forward foreign currency exchange contracts.
 (c) The aggregate cost for federal income tax purposes is $5,067,726.

 Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Variable Insurance Trust

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Growth and Income Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, Capital Growth Fund, Mid Cap Equity Fund, International Equity Fund and Global Income Fund, portfolios constituting the Goldman Sachs Variable Insurance Trust (a Delaware Business Trust), including the statements of investments, as of December 31, 1998, and the related statements of operations and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Goldman Sachs Variable Insurance Trust as of December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 February 4, 1999

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Assets and Liabilities
December 31, 1998

                                                                  Growth and
                                                                 Income Fund

 Assets:

  Investment in securities, at value (identified cost
  $13,528,006, $8,540,494, $6,472,797, $4,534,117, $3,845,142,
  $5,853,096, $9,368,407, $5,065,869)                            $13,782,813
  Cash                                                                26,407
  Receivables:
   Investment securities sold                                          1,595
   Forward foreign currency exchange contracts                            --
   Fund shares sold                                                   19,406
   Dividends and interest                                             18,110
  Variation margin                                                        --
  Deferred organization expenses                                      16,656
  Other assets                                                        18,237
 ----------------------------------------------------------------------------
  Total assets                                                    13,883,224
 ----------------------------------------------------------------------------

 Liabilities:

  Payables:
   Investment securities purchased                                        --
   Forward foreign currency exchange contracts                            --
   Fund shares repurchased                                             8,923
   Management fees                                                     8,273
   Transfer Agent fees                                                 8,039
  Accrued expenses and other liabilities                              43,560
 ----------------------------------------------------------------------------
  Total liabilities                                                   68,795
 ----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                 14,014,385
  Accumulated distributions in excess of net investment income            --
  Accumulated undistributed net realized gain (loss) on
  investments, futures and foreign currency transactions            (454,763)
  Net unrealized gain (loss) on investments, futures and
  translation of assets and liabilities denominated in foreign
  currencies                                                         254,807
 ----------------------------------------------------------------------------
  NET ASSETS                                                     $13,814,429
 ----------------------------------------------------------------------------
  Total shares of beneficial interest outstanding, no par value
  (unlimited shares authorized)                                    1,321,884
  Net asset value and redemption price per share                 $     10.45
 ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

    CORE U.S.   CORE Large Cap  CORE Small Cap      Capital      Mid Cap  International       Global
  Equity Fund      Growth Fund     Equity Fund  Growth Fund  Equity Fund    Equity Fund  Income Fund


   $9,853,601       $8,168,751      $4,835,367   $4,378,431   $5,698,001    $10,715,475   $5,231,263
           --            4,865          13,918       73,811        3,458        499,083      400,438
       24,697           12,349              --       15,993       15,800            920           --
           --               --              --           --           --          7,328       31,618
        2,856           45,885              --      104,170           18         25,906        1,123
       10,823            7,378           3,401        3,095        4,013         13,343      139,066
           --               --              --           --        2,550             --           --
       17,019           17,020          17,020       17,882       17,893         16,656       16,656
       16,711           22,617          24,078       10,181        9,588         20,905       17,118
 ----------------------------------------------------------------------------------------------------
    9,925,707        8,278,865       4,893,784    4,603,563    5,751,321     11,299,616    5,837,282
 ----------------------------------------------------------------------------------------------------


        9,904            9,904              --       67,350       63,290             --           --
           --               --              --           --           --         25,104       37,513
       35,833              247              95           --        8,290            516          813
        5,581            4,566           2,922        2,563        3,433          8,993        4,381
       10,955            8,802           6,280        9,310        9,704         10,003        8,609
       54,573           40,957          43,595       61,286       62,708         49,278       44,680
 ----------------------------------------------------------------------------------------------------
      116,846           64,476          52,892      140,509      147,425         93,894       95,996
 ----------------------------------------------------------------------------------------------------


    8,732,725        7,146,086       5,311,057    3,953,090    5,939,157      9,870,592    5,585,944
           --               --              --           --           --        (12,690)      (6,552)
     (236,971)        (627,651)       (771,415)     (23,325)    (223,029)         7,926       (1,856)
    1,313,107        1,695,954         301,250      533,289     (112,232)     1,339,894      163,750
 ----------------------------------------------------------------------------------------------------
   $9,808,861       $8,214,389      $4,840,892   $4,463,054   $5,603,896    $11,205,722   $5,741,286
 ----------------------------------------------------------------------------------------------------
      859,002          703,221         535,508      394,437      653,841        941,060      556,488
   $    11.42       $    11.68      $     9.04   $    11.31   $     8.57    $     11.91   $    10.32
 ----------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Operations
For the Period Ended December 31, 1998(a)

                                                       Growth and
                                                      Income Fund
  Investment income(b):
  Dividends                                             $  98,920
  Interest                                                 76,118
 -----------------------------------------------------------------------------
  Total income                                            175,038
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                          47,801
  Custodian fees                                           43,223
  Transfer agent fees                                      26,530
  Professional fees                                        34,553
  Amortization of deferred organization expenses            4,016
  Trustee fees                                              5,543
  Other                                                     9,537
 -----------------------------------------------------------------------------
  Total expenses                                          171,203
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed by Goldman Sachs           (113,842)
 -----------------------------------------------------------------------------
  Net expenses                                             57,361
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                   117,677
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investments, futures and foreign currency transactions:
  Net realized gain (loss) from:
   Investment transactions                               (510,320)
   Futures transactions                                    55,557
   Foreign currency related transactions                       --
  Net change in unrealized gain (loss) on:
   Investments                                            254,807
   Futures                                                     --
   Translation of assets and liabilities denominated
   in foreign currencies                                       --
 -----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments, futures and foreign currency
  transactions                                           (199,956)
 -----------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $ (82,279)
 -----------------------------------------------------------------------------

 (a) The Growth and Income, International Equity and Global Income Funds commenced operations on January 12, 1998; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds commenced operations on February 13, 1998; the Capital Growth and Mid Cap Equity Funds commenced operations on April 30, 1998 and May 1, 1998, respectively.
 (b) For the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, Mid Cap Equity, International Equity and Global Income Funds, taxes withheld on dividends and interest were $766, $427, $225, $325, $15,495 and $1,422, respectively.

The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

    CORE U.S.   CORE Large Cap  CORE Small Cap      Capital      Mid Cap  International       Global
  Equity Fund      Growth Fund     Equity Fund  Growth Fund  Equity Fund    Equity Fund  Income Fund
   $   79,736       $   46,614       $  46,750     $ 24,980    $  26,963     $  111,164    $      --
        9,937            6,653           4,631        5,084       36,107         15,850      291,028
 ----------------------------------------------------------------------------------------------------
       89,673           53,267          51,381       30,064       63,070        127,014      291,028
 ----------------------------------------------------------------------------------------------------
       41,825           37,366          32,003       17,067       18,776         85,560       46,434
       46,810           36,700          55,644       25,156       27,974         84,442       37,983
       26,705           25,676          26,065       21,905       18,123         28,662       27,998
       34,785           34,786          34,785       33,867       33,869         36,589       38,754
        3,654            3,654           3,654        2,791        2,778          4,016        4,016
        5,544            5,542           5,544        5,544        5,316          5,557        5,543
        9,539            9,547           9,550        5,600        5,597          9,549        9,499
 ----------------------------------------------------------------------------------------------------
      168,862          153,271         167,245      111,930      112,433        254,375      170,227
 ----------------------------------------------------------------------------------------------------
     (121,062)        (110,583)       (128,862)     (91,450)     (90,137)      (147,424)    (116,054)
 ----------------------------------------------------------------------------------------------------
       47,800           42,688          38,383       20,480       22,296        106,951       54,173
 ----------------------------------------------------------------------------------------------------
       41,873           10,579          12,998        9,584       40,774         20,063      236,855
 ----------------------------------------------------------------------------------------------------
     (189,538)        (618,244)       (771,415)     (23,325)    (177,110)        97,996      100,192
      (47,433)          (9,407)             --           --      (45,919)            --           --
           --               --              --           --           (2)       (38,843)     (76,247)
    1,313,107        1,695,954         301,250      533,289     (155,095)     1,347,068      165,394
           --               --              --           --       42,855             --
           --               --              --           --            8         (7,174)      (1,644)
 ----------------------------------------------------------------------------------------------------
    1,076,136        1,068,303        (470,165)     509,964     (335,263)     1,399,047      187,695
 ----------------------------------------------------------------------------------------------------
   $1,118,009       $1,078,882       $(457,167)    $519,548    $(294,489)    $1,419,110    $ 424,550
 ----------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Changes in Net Assets
For the Period Ended December 31, 1998(a)

                                                                    Growth and
                                                                   Income Fund
  From operations:
  Net investment income                                            $   117,677
  Net realized gain (loss) on investments, futures and foreign
   currency transactions                                              (454,763)
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                                  254,807
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations      (82,279)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income                                          (117,677)
  In excess of net investment income                                    (3,441)
  From net realized gain on investment transactions                         --
 ------------------------------------------------------------------------------
  Total distributions to shareholders                                 (121,118)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                     14,318,816
  Reinvestment of dividends and distributions                          121,118
  Cost of shares repurchased                                          (522,108)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions      13,917,826
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                    13,714,429
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                  100,000
 ------------------------------------------------------------------------------
  End of period                                                    $13,814,429
 ------------------------------------------------------------------------------
  Accumulated distributions in excess of net investment income     $        --
 ------------------------------------------------------------------------------
  Summary of share transactions:
  Shares sold                                                        1,362,585
  Shares issued on reinvestment of dividends and distributions          11,782
  Shares repurchased                                                   (52,483)
 ------------------------------------------------------------------------------
  TOTAL                                                              1,321,884
 ------------------------------------------------------------------------------

 (a) The Growth and Income, International Equity and Global Income Funds commenced operations on January 12, 1998; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds commenced operations on February 13, 1998; the Capital Growth and Mid Cap Equity Funds commenced operations on April 30, 1998 and May 1, 1998, respectively.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

    CORE U.S.   CORE Large Cap CORE Small Cap     Capital      Mid Cap  International      Global
  Equity Fund      Growth Fund    Equity Fund Growth Fund  Equity Fund    Equity Fund Income Fund
   $   41,873     $   10,579     $   12,998   $    9,584   $    40,774   $    20,063  $  236,855
     (236,971)      (627,651)      (771,415)     (23,325)     (223,031)       59,153      23,945
    1,313,107      1,695,954        301,250      533,289      (112,232)    1,339,894     163,750
 ------------------------------------------------------------------------------------------------
    1,118,009      1,078,882       (457,167)     519,548      (294,489)    1,419,110     424,550
 ------------------------------------------------------------------------------------------------
      (41,873)       (10,579)       (12,998)      (9,584)      (40,774)           --    (213,231)
       (1,567)        (1,864)        (1,946)      (1,046)       (2,334)           --          --
           --             --             --           --            --       (85,668)    (57,323)
 ------------------------------------------------------------------------------------------------
      (43,440)       (12,443)       (14,944)     (10,630)      (43,108)      (85,668)   (270,554)
 ------------------------------------------------------------------------------------------------
    9,097,369      7,271,607      5,329,424    3,988,296     6,990,413     9,861,289   5,338,273
       43,440         12,443         14,944       10,630        43,107        85,668     270,269
     (406,517)      (136,100)       (31,365)     (44,790)   (1,092,027)      (74,677)    (21,252)
 ------------------------------------------------------------------------------------------------
    8,734,292      7,147,950      5,313,003    3,954,136     5,941,493     9,872,280   5,587,290
 ------------------------------------------------------------------------------------------------
    9,808,861      8,214,389      4,840,892    4,463,054     5,603,896    11,205,722   5,741,286
 ------------------------------------------------------------------------------------------------
           --             --             --           --            --            --          --
 ------------------------------------------------------------------------------------------------
   $9,808,861     $8,214,389     $4,840,892   $4,463,054   $ 5,603,896   $11,205,722  $5,741,286
 ------------------------------------------------------------------------------------------------
   $       --     $       --     $       --   $       --   $        --   $   (12,690) $   (6,552)
 ------------------------------------------------------------------------------------------------
      893,251        715,088        537,211      397,752       781,599       940,178     532,484
        3,963          1,122          1,756          995         5,238         7,521      26,012
      (38,212)       (12,989)        (3,459)      (4,310)     (132,996)       (6,639)     (2,008)
 ------------------------------------------------------------------------------------------------
      859,002        703,221        535,508      394,437       653,841       941,060     556,488
 ------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                            Income from
                                     investment operations(b)     Distributions to shareholders
                                  ------------------------------- ------------------------------
                                                 Net realized
                                                and unrealized
                                                gain (loss) on
                        Net asset                investments,                In excess
                         value,      Net         futures and       From net    of net   From net
                        beginning investment   foreign currency   investment investment realized
                        of period   income   related transactions   income     income     gain
 FOR THE PERIOD ENDED DECEMBER 31, 1998(a)
 Growth and Income Fund  $10.00     $0.09           $ 0.45          $(0.09)    $   --    $   --
 -----------------------------------------------------------------------------------------------
 CORE U.S. Equity Fund    10.00      0.05             1.42           (0.05)        --        --
 -----------------------------------------------------------------------------------------------
 CORE Large Cap Growth
 Fund                     10.00      0.02             1.68           (0.02)        --        --
 -----------------------------------------------------------------------------------------------
 CORE Small Cap Equity
 Fund                     10.00      0.02            (0.95)          (0.02)     (0.01)       --
 -----------------------------------------------------------------------------------------------
 Capital Growth Fund      10.00      0.03             1.31           (0.03)        --        --
 -----------------------------------------------------------------------------------------------
 Mid Cap Equity Fund      10.00      0.07            (1.43)          (0.07)        --        --
 -----------------------------------------------------------------------------------------------
 International Equity
 Fund                     10.00      0.02             1.98              --         --     (0.09)
 -----------------------------------------------------------------------------------------------
 Global Income Fund       10.00      0.45             0.38           (0.40)        --     (0.11)
 -----------------------------------------------------------------------------------------------

 (a) The Growth and Income, International Equity and Global Income Funds commenced operations on January 12, 1998; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds commenced operations on February 13, 1998; the Capital Growth and Mid Cap Equity Funds commenced operations on April 30, 1998 and May 1, 1998, respectively.
 (b) Includes the balancing effect of calculating per share amounts.
 (c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of period.
 (d) Annualized.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                                                                                   Ratios assuming
                                                                                     no expense
                                                                                   reimbursements
                                                                             ---------------------------
                                                                                             Ratio of
                                                                   Ratio                        net
                                         Net         Ratio        of net                    investment
  Net increase   Net asset            assets at     of net      investment     Ratio of       income
   (decrease)     value,                end of     expenses       income       expenses      (loss) to   Portfolio
     in net       end of     Total      period    to average    to average    to average      average    turnover
  asset value     period   return(c)  (in 000's) net assets(d) net assets(d) net assets(d) net assets(d)   rate
     $ 0.45       $10.45      5.47 %   $13,814       0.90%         1.85%         2.69%          0.06 %       88%
 -----------------------------------------------------------------------------------------------------------------
       1.42        11.42     14.73       9,809       0.80          0.70          2.83          (1.33)        75
 -----------------------------------------------------------------------------------------------------------------
       1.68        11.68     16.99       8,214       0.80          0.20          2.87          (1.87)        69
 -----------------------------------------------------------------------------------------------------------------
      (0.96)        9.04     (9.30)      4,841       0.90          0.30          3.92          (2.72)        74
 -----------------------------------------------------------------------------------------------------------------
       1.31        11.31     13.40       4,463       0.90          0.42          4.92          (3.60)        20
 -----------------------------------------------------------------------------------------------------------------
      (1.43)        8.57    (13.56)      5,604       0.95          1.74          4.79          (2.10)        38
 -----------------------------------------------------------------------------------------------------------------
       1.91        11.91     20.07      11,206       1.25          0.23          2.97          (1.49)        76
 -----------------------------------------------------------------------------------------------------------------
       0.32        10.32      8.29       5,741       1.05          4.59          3.30           2.34        203
 -----------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 1998

 1. ORGANIZATION

 Goldman Sachs Variable Insurance Trust (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940, as amended ("the Act") as an open-end, management investment company. The Trust includes Goldman Sachs Growth and Income Fund ("Growth and Income"), Goldman Sachs CORE U.S. Equity Fund ("CORE U.S. Equity"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity"), Goldman Sachs Capital Growth Fund ("Capital Growth"), Goldman Sachs Mid Cap Equity Fund ("Mid Cap Equity"), Goldman Sachs International Equity Fund ("International Equity") and Goldman Sachs Global Income Fund ("Global Income"), collectively, "the Funds" or individually a "Fund". Each Fund, except the Global Income Fund is diversified under the Act. The Global Income Fund is a "non-diversified" Fund under the Act.
   Shares of the Trust may be purchased and held by separate accounts of par-ticipating life insurance companies for the purpose of funding variable annu-ity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Securities listed on any U.S. or foreign stock ex-change or on the National Association of Securities Dealers Automated Quota-tions System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices. Over-the-counter securi-ties not quoted on NASDAQ will be valued at the last sale price on the valua-tion day or, if no sale occurs, at the mean between the last bid and asked price. Debt securities are valued at prices supplied by an independent pric-ing service, which reflect broker/dealer-supplied valuations and matrix pric-ing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. Growth and Income and Global Income do not amortize premiums. In addition, it is the Funds' policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

 C. Foreign Currency Translations -- Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valu-ations, other assets and liabilities initially expressed in foreign curren-cies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign currency exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of interest and dividend recorded and the amounts actually received.

 D. Forward Foreign Currency Exchange Contracts -- International Equity and Global Income may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a fu-ture date as a hedge or cross-hedge against either specific transactions or portfolio positions. International Equity and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any re-sulting unrealized gains or losses are recorded in each Fund's financial statements. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Mortgage Dollar Rolls -- The Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund bene-fits to the extent of any difference between the price received for the secu-rities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward pur-chase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid assets, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate trans-action involving a sale.

 F. Futures Contracts -- The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek an increase of total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum initial margin requirement of the futures exchange on which the contract is traded. Payments for mark to market on futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures con-tract to sell and the value of futures contract to buy. Gains and losses are reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

 G. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 1998
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist as well as timing differences.
   As of December 31, 1998, the following Funds had capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                      Year of
Fund                         Amount  Expiration
-----------------------------------------------
Growth and Income Fund      $382,000    2006
-----------------------------------------------
CORE U.S. Equity Fund        237,000    2006
-----------------------------------------------
CORE Large Cap Growth Fund   628,000    2006
-----------------------------------------------
CORE Small Cap Equity Fund   760,000    2006
-----------------------------------------------
Capital Growth Fund           22,000    2006
-----------------------------------------------
Mid Cap Equity Fund          138,000    2006
-----------------------------------------------

 H. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years. Included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities, the Capital Growth and Mid Cap Equity Funds each owed $11,781 to an affiliate for organization expenses incurred for the period ended December 31, 1998.
   The deferred organization costs for the Growth and Income, International Equity and Global Income Funds each have an unamortized period remaining through January 12, 2003; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds each have an unamortized period remaining through February 13, 2003; the Capital Growth and Mid Cap Equity Funds have an unam-ortized period remaining through April 30, 2003 and May 1, 2003, respective-ly.

 I. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the port-folios on a pro-rata basis.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment advisor for the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth and Mid Cap Equity Funds. Goldman Sachs Asset Manage-ment International ("GSAMI"), an affiliate of Goldman Sachs, serves as the investment advisor for International Equity and Global Income Fund. Under the Agreement, the advisers, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios (GSAM and GSAMI are each re-ferred to herein as the "investment advisor.") As compensation for the serv-ices rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds' business affairs, including pro-viding facilities, the advisor is entitled to a fee, computed daily and pay-able monthly at an annual rate equal to .75%, .70%, .70%, .75%, .75%, .80%, 1.00% and .90% of average daily net assets of Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity, International Equity and Global Income, respectively.
   The advisor has voluntarily agreed to limit certain "Other Expenses" of the Funds (excluding management fees, taxes, interest, brokerage fees, litigation and indemnification and other extraordinary expenses) to the extent that such expenses exceed .15%, .10%, .10%, .15%, .15%, .15%, .25% and .15% of the av-
 erage daily net assets of Growth and Income, CORE

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
 U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth,
 Mid Cap Equity, International Equity and Global Income, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Goldmans Sachs serves as the distributor of each Fund's shares at no cost to the Funds.
   As of December 31, 1998, Goldman Sachs was the beneficial owner of 16%,
 58%, 71%, 94%, 76%, 31%, 83% and 94% of the outstanding shares of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap, International Equity and Global Income Funds, re-spectively.
   For the period ended December 31, 1998, the advisor has voluntarily agreed to reimburse other expenses as follows (amounts in thousands):

                                                                             Reimbursement
 Fund                                Reimbursement                            Outstanding
 -----------------------------------------------------------------------------------------
 Growth and Income                            $114                                     $18
 -----------------------------------------------------------------------------------------
 CORE U.S. Equity                              121                                      17
 -----------------------------------------------------------------------------------------
 CORE Large Cap Growth                         111                                      23
 -----------------------------------------------------------------------------------------
 CORE Small Cap Equity                         129                                      24
 -----------------------------------------------------------------------------------------
 Capital Growth                                 91                                      10
 -----------------------------------------------------------------------------------------
 Mid Cap Equity                                 90                                      10
 -----------------------------------------------------------------------------------------
 International Equity                          147                                      21
 -----------------------------------------------------------------------------------------
 Global Income                                 116                                      17
 -----------------------------------------------------------------------------------------

 The reimbursement outstanding balance is included in other assets in the ac-companying statements of assets and liabilities.

 4. PORTFOLIO SECURITY TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the period ended December 31, 1998, were as follows:

                                                       Sales or     Sales or Maturities
                 Purchases of        Purchases       Maturities of    (excluding U.S.
                U.S. Government   (excluding U.S.   U.S. Government   Government and
                  and agency      Government and      and agency          agency
                  obligations   agency obligations)   obligations      obligations)
 --------------------------------------------------------------------------------------
 Growth and
Income                       --         $18,156,349              --          $4,917,610
 --------------------------------------------------------------------------------------
 CORE U.S. Eq-
uity                         --          13,803,509              --           5,073,477
 --------------------------------------------------------------------------------------
 CORE Large
Cap Growth                   --          11,263,545              --           4,172,504
 --------------------------------------------------------------------------------------
 CORE Small
Cap Equity                   --           8,849,890              --           3,544,358
 --------------------------------------------------------------------------------------
 Capital
Growth                       --           4,425,556              --             657,008
 --------------------------------------------------------------------------------------
 Mid Cap Eq-
uity                         --           5,312,296              --           1,041,828
 --------------------------------------------------------------------------------------
 International
Equity                       --          15,832,457              --           6,562,046
 --------------------------------------------------------------------------------------
 Global Income        3,427,184          11,517,813       2,311,961           7,667,469
 --------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 1998
   At December 31, 1998, the International Equity Fund had open forward for-eign currency exchange contracts both to purchase and sell foreign currencies as follows:

  Forward Foreign Currency                  Contractual  Current   Unrealized
  Purchase Contracts                           Value      Value    Gain (Loss)
 ------------------------------------------------------------------------------
  Deutschemark Expiring 1/25/99              $  280,271 $  278,458    $ (1,813)
  Deutschemark Expiring 1/29/99                 118,176    116,509      (1,667)
  Deutschemark Expiring 1/29/99                  14,387     14,323         (64)
  Japanese Yen Expiring 2/10/99                 116,038    120,640       4,602
 ------------------------------------------------------------------------------
  TOTAL FORWARD FOREIGN CURRENCY PURCHASE
  CONTRACTS                                  $  528,872 $  529,930    $  1,058
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  Forward Foreign Currency                  Contractual  Current   Unrealized
  Sale Contracts                               Value      Value    Gain (Loss)
 ------------------------------------------------------------------------------
  British Pound Expiring 1/29/99             $  118,177 $  116,152    $  2,025
  British Pound Expiring 1/29/99                 14,862     14,934         (72)
  Hong Kong Dollar Expiring 12/8/99             223,411    226,290      (2,879)
  Japanese Yen Expiring 3/4/99                  113,877    120,995      (7,118)
  Swiss Franc Expiring 2/17/99                  256,746    259,189      (2,443)
 ------------------------------------------------------------------------------
  TOTAL FORWARD FOREIGN CURRENCY SALE CON-
  TRACTS                                     $  727,073 $  737,560    $(10,487)
 ------------------------------------------------------------------------------
   At December 31, 1998, the Global Income Fund had open forward foreign cur-
 rency exchange contracts both to purchase and sell foreign currencies as fol-
 lows:
  Forward Foreign Currency                  Contractual  Current   Unrealized
  Purchase Contracts                           Value      Value    Gain (Loss)
 ------------------------------------------------------------------------------
  Deutschemark Expiring 1/29/99              $   39,666 $   39,491    $   (175)
  Swedish Krona Expiring 1/22/99                 34,792     33,470      (1,322)
 ------------------------------------------------------------------------------
  TOTAL FORWARD FOREIGN CURRENCY PURCHASE
  CONTRACTS                                  $   74,458 $   72,961      (1,497)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  Forward Foreign Currency                  Contractual  Current   Unrealized
  Sale Contracts                               Value      Value    Gain Loss)
 ------------------------------------------------------------------------------
  Canadian Dollar Expiring 2/22/99           $  103,083 $  104,328    $ (1,245)
  British Pound Expiring 1/29/99                551,755    540,935      10,820
  British Pound Expiring 1/29/99                 63,793     63,603         190
  British Pound Expiring 1/29/99                212,560    209,942       2,618
  Deutschemark Expiring 1/22/99                  36,363     35,729         634
  Deutschemark Expiring 1/25/99                  22,189     22,257         (68)
  Deutschemark Expiring 1/25/99                 214,864    215,958      (1,094)
  Deutschemark Expiring 1/25/99                  54,000     53,898         102
  Deutschemark Expiring 2/10/99                 109,441    108,721         720
  Danish Krone Expiring 1/13/99                 307,274    301,110       6,164
  French Franc Expiring 1/14/99                  54,356     53,188       1,168
  Italian Lira Expiring 1/12/99                 230,317    231,693      (1,376)
  Japanese Yen Expiring 2/10/99                 380,011    392,114     (12,103)
  Japanese Yen Expiring 2/10/99                  77,473     80,188      (2,715)
  Japanese Yen Expiring 2/10/99                   1,428      1,510         (82)
  Japanese Yen Expiring 2/10/99                 167,003    171,393      (4,390)
  Spanish Pesta Expiring 1/20/99                161,325    161,976        (651)
  Swiss Franc Expiring 2/17/99                  134,530    135,810      (1,280)
 ------------------------------------------------------------------------------
  TOTAL FORWARD FOREIGN CURRENCY SALE CON-
  TRACTS                                     $2,881,765 $2,884,353    $ (2,588)
 ------------------------------------------------------------------------------

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1998, International Equity and Global Income had sufficient cash and/or secu-rities to cover any commitments under these contracts.
   At December 31, 1998, the International Equity and Global Income Funds have recorded open forward foreign currency contracts which are included in the accompanying Statements of Assets and Liabilities according to the following amounts:

                                            International Equity Global Income
                                                    Fund             Fund
 -----------------------------------------------------------------------------
 Receivable for open forward foreign
currency exchange contracts                              $ 6,627       $22,416
 -----------------------------------------------------------------------------
 Payable for open forward foreign currency
exchange contracts                                        16,056        26,501
 -----------------------------------------------------------------------------

   Included in the receivable and payable for foreign currency exchange con-tracts in the accompanying Statements of Assets and Liabilities are closed but unsettled forward foreign currency exchange contracts of the following amounts as of December 31, 1998:

                                           International Equity Global Income
                                                   Fund             Fund
 ----------------------------------------------------------------------------
 Receivable for closed but unsettled
forward foreign currency exchange
contracts                                                $  701       $ 9,202
 ----------------------------------------------------------------------------
 Payable for closed but unsettled forward
foreign currency exchange contracts                       9,048        11,012
 ----------------------------------------------------------------------------

   Mid Cap Equity is due $2,550 from Goldman Sachs related to variation margin on futures contracts as of December 31, 1998. For the period ended December 31, 1998, the Trust paid Goldman Sachs approximately $14,000 of brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 1998
   At December 31, 1998, Growth and Income, Capital Growth and Mid Cap had un-divided interests in the repurchase agreements in the following joint account which equaled $700,000, $100,000 and $1,700,000, respectively, in principal amount. At December 31, 1998, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

                                Principal   Interest   Maturity    Amortized
 Repurchase Agreements            Amount      Rate       Date         Cost
 ------------------------------------------------------------------------------
 ABN-AMRO, Inc.                $120,000,000     5.15% 01/04/1999 $  120,000,000
 ------------------------------------------------------------------------------
 Deutsche Bank                   77,300,000     5.07  01/04/1999     77,300,000
 ------------------------------------------------------------------------------
 Donaldson, Lufkin &
Jenrette, Inc.                  150,000,000     4.95  01/04/1999    150,000,000
 ------------------------------------------------------------------------------
 J.P. Morgan Securities, Inc.   700,000,000     4.75  01/04/1999    700,000,000
 ------------------------------------------------------------------------------
 Morgan Stanley & Co.           200,000,000     4.95  01/04/1999    200,000,000
 ------------------------------------------------------------------------------
 NationsBanc Montgomery
Securities LLC                  125,000,000     5.15  01/04/1999    125,000,000
 ------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE
AGREEMENT ACCOUNT                                                $1,372,300,000
 ------------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. The facility is to be used solely for temporary or emer-gency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds Rate at the time of participation. During the period ended December 31, 1998, the Funds did not have any borrowings under this facility.

 8. CERTAIN RECLASSIFICATIONS

 In accordance with statement 93-2, the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity, International Equity and Global Income Funds have reclassified $3,441, $1,567, $1,864, $1,946, $1,046, $2,336, $1,688 and $1,346, respectively, from paid in capital to accumulated undistributed net investment income. Addition-ally, the Mid Cap Equity, International Equity and the Global Income Funds have reclassified $2, $34,441 and $31,522, respectively, from accumulated un-distributed net realized loss on investments, futures, and foreign currency transactions to accumulated undistributed net investment income. These re-classifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES                               OFFICERS
Ashok N. Bakhru, Chairman              Douglas C. Grip, President
David B. Ford                          Jesse Cole, Vice President
Douglas C. Grip                        James A. Fitzpatrick, Vice President
John P. McNulty                        Anne Marcel, Vice President
Mary P. McPherson                      Nancy L. Mucker, Vice President
Alan A. Shuch                          John M. Perlowski, Treasurer
Jackson W. Smart, Jr.                  Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                    Michael J. Richman, Secretary
Richard P. Strubel                     Howard B. Surloff, Assistant Secretary
                                       Valerie A. Zondorak, Assistant Secretary
GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
133 Peterborough Court
London, England EC4A 2BB

                                          Toll Free (in U.S.): 800-292-4726



This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity, International Equity and Global Income Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus which contains facts concerning the Fund's objectives, policies, management, expenses and other information.